united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22554

Vertical Capital Income Fund

(Exact name of registrant as specified in charter)

80 Arkay Drive, Hauppauge, NY 11788

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

17605 Wrigh Street, Omaha, Nebraska, 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

Vertical Capital Income Fund
Cusip: 92535C104
VCAPX

Annual Report
September 30, 2015

Investor Information: 1-866-277-VCIF

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Vertical Capital Income Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC Member FINRA

November 25, 2015

Dear Shareholders:

We are pleased to report another successful year for Vertical Capital Income Fund. Consistent with our investment objective to seek current income, the Fund once again made continuous monthly dividends for its fiscal year, which ended September 30, 2015 aggregating $0.44 per share. For the same period, the Fund produced a total return (load waived) of 8.86% compared to one of its key benchmarks, the Barclays Capital Mortgage Backed Securities Index which had a total return of 3.43%. Including the maximum load of 4.50%, the Fund had a total return of 3.97%. Since inception the Fund has produced a cumulative total return of 8.35%. The current SEC Annual Yield is 0.35% as measured on September 30, 2015.

Changes in Adviser and other Servicers

During 2015, the Fund changed its adviser and several other service providers. In late June, the Board of Trustees terminated the Fund’s advisory agreement with Vertical Capital Asset Management, LLC, and, in early July appointed Behringer Advisors, LLC as the Fund’s interim adviser. The decision was subsequently approved by the Fund’s shareholders in mid-November. We are pleased to report that the transition of advisers went smoothly, and that the Fund was able to absorb the non-recurring costs associated with the transition without any material negative financial impact to the Fund’s performance.

The Fund also replaced its previous loan servicer, an affiliate of the prior adviser, with a third party institutional residential mortgage servicing firm, Statebridge Company, LLC. The transition to Statebridge was completed in July. The Fund also engaged KPMG LLP—a nationally recognized auditing firm—for fiscal years 2015 and 2016, replacing the prior firm that resigned earlier in the year. The prior firm resigned because it was narrowing the type of funds for which it provides audit services; there were no disagreements as to the Fund’s financials. The Fund additionally contracted with a third-party loan valuation firm, Mortgage Industry Advisory Corporation, to support the Fund’s daily share valuation process. This function was previously performed internally by the Fund’s prior adviser using a proprietary pricing model. Although these changes will slightly increase the cost of managing the Fund, we believe strengthening the Fund’s resources with these nationally recognized service providers is in the best interests of the shareholders over the long term.

In addition to the capabilities of Northern Lights Distributors, LLC as the principal underwriter of the Fund’s public offering, we are pleased that Provasi Capital Partners LP, a Behringer Advisors affiliate, became associated with the Fund’s distribution efforts in September. We believe Provasi Capital Partners’ capabilities will help increase the Fund’s capital base, thus reducing the Fund’s operating expenses as a percent of assets under management and allowing the Fund to invest in a broader range of loan sizes and structures, as well as further diversifying the risk profile of the portfolio.

Update on Fund Strategy and Economic Outlook

The Fund’s investment objective is to seek income, which it does by primarily investing in whole residential mortgage loans. Earlier in the Fund’s life, there were opportunities to buy loans at significant discounts from holders of “distressed” loans; however, most of those opportunities have diminished as borrower credit and home values have increased as a result of the U.S.’s economic recovery in the last few years. The investment focus during 2015 from both the Fund’s prior and current advisers has been to acquire loans that are generally known as “scratch and dent” or “agency ineligible.”

Most residential mortgages in the U.S. are originated by banks and then sold to Freddie Mac, Fannie Mae and Ginnie Mae (the “Agencies”) for securitization in the global capital markets. This arrangement creates more liquidity in the residential mortgage market which, in turn, results in lower mortgage rates than otherwise would be obtainable by borrowers. This securitization market is governed by detailed rules and regulations, including the requirements for residential mortgage loans to be eligible for securitization. Given the volume of mortgage originations and the propensity toward human error, a percentage of loans are rejected by the Agencies due to incorrect technical documentation or underwriting criteria. When rejected, the loans are returned to the originating banks. Once returned, the originating banks move quickly to dispose of the loans, because generally, the cost of holding the loans while correcting the “defects” is dilutive to the banks’ earnings. As a result, the banks are willing to sell these “scratch and dent” loans at a discount to their unpaid principal balances. Since these defects do not typically relate to the ultimate collectability of the loan’s principal and interest, we are able to buy loans at what we believe to be attractive yields.

Interest rates on residential mortgage loans reflect a yield premium to the U.S. Treasury intermediate bond market, which historically is approximately 1.70%. Buying a loan at a discount to its unpaid principal balance increases the investment yield. So regardless of the interest rate environment, we believe we will be able to buy loans at competitive spreads to interest rates in the then current bond market. However, since our portfolio does not turn over every day, the current income yield on our portfolio will always be somewhat higher or lower than market benchmarks. For example, as of September 30, 2015, the Fund’s loan portfolio was generating a current effective yield of 5.29%, or 3.23% higher than the 10-Year U.S. Treasury note interest rate of 2.06%.

The Fund’s dividend rate has been drifting lower, primarily because market interest rates and mortgage rates have been going down. The benchmark 30-year fixed rate mortgage interest rate was 4.49% in September 2013, 4.16% in September 2014 and 3.89% in September 2015. As the economy has improved there has been speculation that the Federal Reserve would raise interest rates, but that has not happened so far. If interest and mortgage rates go up, we may have the benefit of investing into higher yielding assets as additional capital is made available to the Fund through new shareholder investment, including the Fund’s dividend reinvestment plan, sales of existing assets and early loan payoffs. In addition, as rates begin to increase, many homeowners—especially those with adjustable rate, shorter term mortgages—tend to refinance so they can lock in rates before they rise too much. In effect, the Fund has a natural readjustment to the bond market built into its investment strategy.

Notwithstanding the fall in interest rates, home sales and mortgage applications have been at historically low levels. In a period of uncertainty, consumers are less likely to make major purchases. Concerns about the slowing Chinese economy, job reductions in the oil industry, continued and escalating global conflicts, terrorism and the outcome of the presidential election, among other factors, weigh on the minds of American consumers. Additionally, there has been a significant reduction in the number of first-time home buyers who are critical to any sustainable housing recovery. They have been disadvantaged by tighter credit standards, lack of inventory, increasing home prices and lower income levels.

Nevertheless, there are many positive attributes influencing the Fund’s future. The U.S. population continues to grow creating more households, which means more demand for single family housing. Even with the percent of for-sale housing in decline, the absolute number of homes needed to fill demand is increasing. Single family housing starts have been on the rise, but as a percent of housing stock, is still low by historical standards. In spite of this lack of inventory, housing affordability, in all but a select number of cities, remains generally stable. The amount of outstanding residential loans in the U.S. is estimated at approximately $20 trillion with approximately $1 trillion of new loans originated each year. Loans past due and loans started in foreclosure, as a percent of all loans, have been falling since 2010. The credit-worthiness of borrowers, evidenced by their FICO scores, has been increasing. Loan to purchase price or value on originated loans is hovering around 78%, slightly above historical norms, but well within comfort ranges. Assuming interest rates rise as generally projected, mortgage rates will still be within a historically low range. Given these economic indicators, we believe we have ample runway to continue executing our core investment strategy and producing competitive market returns with an acceptable degree of risk.

Fund Results of Operations and Liquidity

Overall, the Fund is in very good financial condition. The Fund began the year with $108 million ($107 million at cost) of loans under management and ended the year with 940 loans valued at $148.2 million ($146.1 million at cost). During fiscal 2015, the Fund acquired 434 loans for an aggregate purchase price of $78.5 million and sold 147 loans generating approximately $29 million in net sale proceeds. During the same period, 57 loans having an unpaid principal balance of $13.4 million were prepaid by borrowers, thereby realizing $1.6 million of imbedded gain.

The Fund has very low leverage—less than 8% of total assets as of September 30, 2015—and began and ended the year in positive net working capital positions. As of September 30, 2015 the Fund owed approximately $13.5 million on its bank line of credit but had cash on hand of approximately $20.5 million. We could have paid off the line of credit, but we choose to retain cash in a defensive position during the second half of the year to satisfy anticipated redemptions requests, to clarify certain arrangements with the Fund’s line of credit bank and to reserve cash for the required special capital gain distribution in December.

Because many financial advisory firms have policies requiring their clients to liquidate securities upon a change of adviser to an investment fund, the Fund had to use approximately $16.3 million of cash to satisfy the quarterly repurchase obligation for both the second and third calendar quarters of 2015. The Fund expects that additional cash will be needed to satisfy some trailing requests for another quarter or two. The change of fund adviser also triggered a breach of a loan covenant with the Fund’s lender, which the bank has decided not to act on after discussions with Behringer Advisors. The Fund is currently on good terms with the bank and is in discussions to extend the current facility, which matures in early 2016. In the interim, the Fund has been retaining enough cash to pay off the line upon satisfactory agreement of both parties going forward. Cash that is un-invested in mortgage assets is dilutive to the Fund’s earnings. We appreciate the negative implications on the Fund’s operation in the short run; however, we feel that holding this cash is the right decision until these transitional issues are behind us. Regardless, the Fund seeks to continue to distribute a competitive monthly dividend and we appreciate your patience in this regard. We thank you for your investment in Vertical Capital Income Fund.

Regards,

Michael D. Cohen
President

This release contains forward-looking statements relating to the business and financial outlook of Vertical Capital Income Fund that are based on our current expectations, estimates, forecasts and projections and are not guarantees of future performance. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this release.

Barclays U.S. MBS Index (mortgage backed securities) covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). Investors cannot directly invest in an index, and unmanaged index returns do not reflect fees, expenses, or sales charges.

The Fund’s distribution rate may be affected by numerous factors, including changes in realized and projected market returns, Fund performance, and other factors. There can be no assurance that an unanticipated change in market conditions or other unforeseen factors will not result in a change in the Fund’s distribution rate at a future time. The Fund’s distribution amounts were calculated based on the ordinary income received from the underlying investments, any short-term capital gains realized from the disposition of such investments will be paid out annually. A portion of the distributions may consist of a return of capital based on the character of the distributions received from the underlying holdings. Distributions shown are Cumulative.

2635-NLD-12/1/2015

Vertical Capital Income Fund
PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)
Since Inception through September 30, 2015*

	One Year	Since Inception*
The Vertical Capital Income Fund	8.86%	8.35%
The Vertical Capital Income Fund with load	3.97%	7.04%
Barclays Capital Mortgage Backed Securities Index	3.43%	2.33%

*	The Fund commenced operations on December 30, 2011. The performance of the Fund is based on average annual returns.

The Barclays Capital Mortgage Backed Securities Index is an unmanaged index composed of securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, is 2.46% per the January 31, 2015 Prospectus as supplemented July 23, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month end, please call 1-866-277-VCIF.

PORTFOLIO COMPOSITION** (Unaudited)

Mortgage Notes	99.7%
Other Investments	0.3%
100.0%

** Based on Investments at Value as of September 30, 2015.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4%
$121,783	Loan ID 200003	Balloon	7.250%	9/1/2035	$89,961
290,965	Loan ID 200004	Fixed	7.990%	10/1/2036	223,684
73,111	Loan ID 200006	ARM	7.990%	1/1/2036	56,422
52,934	Loan ID 200008	ARM	4.000%	3/28/2035	33,434
52,144	Loan ID 200012	ARM	9.800%	7/1/2037	44,722
58,245	Loan ID 200013	Fixed	5.250%	9/1/2040	37,368
35,518	Loan ID 200015	Fixed	7.000%	8/1/2030	26,965
41,028	Loan ID 200016	ARM	10.375%	1/1/2031	37,102
54,910	Loan ID 200018	Fixed	7.000%	1/1/2033	40,846
63,183	Loan ID 200019	Fixed	5.000%	12/1/2036	41,160
80,004	Loan ID 200020	Fixed	5.630%	7/1/2033	55,211
101,540	Loan ID 200023	Fixed	5.875%	12/1/2050	68,206
139,803	Loan ID 200025	ARM	2.875%	3/1/2034	81,612
205,980	Loan ID 200026	Fixed	4.750%	1/1/2050	65,583
228,102	Loan ID 200028	Fixed	4.750%	6/1/2050	225,776
223,134	Loan ID 200029	Fixed	5.310%	7/1/2037	144,484
283,044	Loan ID 200031	Fixed	5.000%	1/1/2051	246,387
311,277	Loan ID 200032	Fixed	3.130%	1/1/2051	268,478
568,931	Loan ID 200035	Fixed	3.000%	11/1/2050	327,858
68,735	Loan ID 200036	Fixed	7.940%	1/12/2034	53,565
167,674	Loan ID 200037	Fixed	7.800%	5/1/2035	128,482
26,682	Loan ID 200039	Fixed	11.500%	11/5/2033	25,393
125,029	Loan ID 200041	Fixed	4.875%	8/1/2039	78,612
42,565	Loan ID 200042	Fixed	7.000%	12/1/2037	30,872
65,100	Loan ID 200043	Fixed	6.125%	7/1/2039	43,937
124,208	Loan ID 200045	Fixed	5.625%	12/1/2038	83,027
40,376	Loan ID 200046	Fixed	8.000%	7/1/2027	33,762
54,478	Loan ID 200048	Fixed	5.500%	8/1/2039	35,082
242,800	Loan ID 200049	Fixed	3.875%	3/1/2042	203,927
161,329	Loan ID 200052	Fixed	5.125%	5/1/2040	105,844
60,274	Loan ID 200053	Fixed	4.000%	9/1/2042	40,593
57,537	Loan ID 200054	Fixed	8.250%	3/1/2039	44,888
85,204	Loan ID 200055	Fixed	10.000%	1/5/2036	74,256
277,664	Loan ID 200056	Fixed	7.375%	12/1/2037	206,526
127,883	Loan ID 200057	ARM	2.625%	10/1/2036	108,927
60,626	Loan ID 200059	Fixed	6.000%	8/1/2039	40,500
35,997	Loan ID 200060	Fixed	5.750%	8/1/2039	23,612
34,205	Loan ID 200061	Fixed	5.750%	7/1/2024	27,261
183,427	Loan ID 200064	Fixed	4.875%	4/1/2034	160,085
27,391	Loan ID 200065	ARM	6.875%	1/1/2037	9,660
226,834	Loan ID 200072 **	Fixed	0.000%	2/1/2051	82,532
186,448	Loan ID 200073 **	Fixed	0.000%	2/1/2026	117,912
168,179	Loan ID 200074 **	Fixed	0.000%	2/1/2031	90,313
212,644	Loan ID 200075	Fixed	4.250%	2/1/2042	124,603

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$176,413	Loan ID 200076	Fixed	4.250%	12/1/2041	$103,446
77,469	Loan ID 200077	Fixed	3.750%	8/1/2042	43,329
35,147	Loan ID 200078	Fixed	7.000%	8/1/2036	33,032
138,252	Loan ID 200079	Fixed	2.000%	8/1/2049	71,923
76,163	Loan ID 200081	Fixed	2.000%	9/1/2037	64,569
69,227	Loan ID 200082	Fixed	8.250%	4/1/2040	53,852
191,118	Loan ID 200084	Fixed	7.000%	3/1/2039	139,713
165,365	Loan ID 200086	Fixed	2.000%	11/1/2050	140,814
227,119	Loan ID 200087	Fixed	5.000%	3/1/2051	147,702
126,437	Loan ID 200088	Fixed	7.000%	6/1/2039	92,376
269,073	Loan ID 200089	Fixed	2.000%	3/1/2052	113,538
73,675	Loan ID 200090	Fixed	2.000%	11/1/2036	62,706
290,251	Loan ID 200091	Fixed	2.000%	11/1/2051	153,559
269,707	Loan ID 200092	Fixed	2.375%	5/1/2036	149,359
139,973	Loan ID 200093	Fixed	4.000%	2/1/2038	125,067
234,518	Loan ID 200094	ARM	2.750%	9/1/2037	200,067
388,888	Loan ID 200100	Fixed	2.000%	7/1/2037	205,469
75,553	Loan ID 200102	Fixed	8.250%	3/1/2040	59,688
119,634	Loan ID 200105	Fixed	2.000%	12/1/2050	102,121
94,204	Loan ID 200106	Fixed	2.000%	2/1/2052	81,030
326,534	Loan ID 200107	Fixed	2.000%	7/1/2052	172,067
191,010	Loan ID 200108	Fixed	3.000%	6/1/2047	95,532
115,270	Loan ID 200110	Fixed	8.250%	8/1/2039	132,832
187,463	Loan ID 200111	Fixed	5.000%	11/1/2050	121,503
305,250	Loan ID 200112	Fixed	3.000%	9/1/2049	175,486
115,347	Loan ID 200114	Fixed	2.000%	10/1/2051	61,494
267,243	Loan ID 200115	Fixed	2.000%	11/1/2051	139,072
150,811	Loan ID 200116	Fixed	7.125%	3/1/2039	110,481
308,694	Loan ID 200125	Fixed	2.000%	5/1/2051	262,045
128,076	Loan ID 200126	Fixed	8.250%	8/1/2039	99,629
143,829	Loan ID 200127	Fixed	5.000%	8/1/2039	93,377
51,843	Loan ID 200128	Fixed	3.000%	7/1/2037	47,609
467,549	Loan ID 200129	Fixed	4.625%	3/1/2052	295,547
36,837	Loan ID 200131	Fixed	3.875%	11/1/2027	33,222
235,177	Loan ID 200133	Fixed	3.490%	1/1/2043	196,384
189,212	Loan ID 200134	Fixed	3.750%	12/1/2042	170,177
126,930	Loan ID 200135	Fixed	4.375%	12/1/2042	108,922
249,186	Loan ID 200136	Fixed	2.875%	10/1/2027	224,477
130,257	Loan ID 200137	Fixed	4.500%	9/1/2042	113,336
50,614	Loan ID 200139	Fixed	4.625%	5/1/2027	36,916
81,343	Loan ID 200141	Fixed	4.250%	2/1/2042	67,656
188,187	Loan ID 200142	Fixed	3.300%	1/1/2037	86,600
131,179	Loan ID 200143	Fixed	3.000%	2/1/2037	105,694
283,202	Loan ID 200145	Fixed	2.000%	8/1/2051	241,638

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$100,325	Loan ID 200152	ARM	3.250%	9/1/2037	$86,334
100,091	Loan ID 200154	Fixed	11.050%	9/1/2037	92,439
55,474	Loan ID 200156	Fixed	8.130%	9/19/2032	44,120
124,663	Loan ID 200157	Fixed	3.750%	1/1/2043	110,435
162,434	Loan ID 200158	Fixed	3.625%	12/1/2042	146,038
187,969	Loan ID 200159	Fixed	3.750%	6/1/2042	160,321
131,079	Loan ID 200160	Fixed	3.250%	2/1/2043	71,462
482,817	Loan ID 200161	Fixed	3.875%	11/1/2041	406,018
232,062	Loan ID 200162	Fixed	3.875%	7/1/2042	194,674
123,236	Loan ID 200163	Fixed	4.000%	1/1/2042	103,658
105,655	Loan ID 200164	Fixed	4.000%	7/1/2042	100,133
204,295	Loan ID 200165	Fixed	4.375%	12/1/2041	172,330
124,460	Loan ID 200166	Fixed	4.000%	2/1/2032	109,505
132,158	Loan ID 200168	Fixed	3.750%	10/1/2042	110,667
25,316	Loan ID 200169	Fixed	6.923%	9/1/2034	18,467
102,017	Loan ID 200171	Fixed	6.500%	4/1/2036	87,502
145,473	Loan ID 200172	Fixed	7.250%	2/1/2037	106,395
203,807	Loan ID 200173	Fixed	3.575%	10/1/2046	77,217
93,874	Loan ID 200174	Fixed	7.340%	4/1/2037	68,989
54,788	Loan ID 200175	Fixed	9.600%	5/1/2037	45,095
103,103	Loan ID 200176	Fixed	6.600%	3/1/2037	59,587
63,668	Loan ID 200177	Fixed	8.000%	1/11/2022	56,856
43,583	Loan ID 200178	Fixed	6.500%	5/10/2016	42,707
21,829	Loan ID 200179	Fixed	7.250%	7/27/2019	14,827
19,579	Loan ID 200180	Fixed	6.500%	7/8/2016	19,107
112,305	Loan ID 200181	Fixed	7.500%	3/1/2016	110,781
90,634	Loan ID 200182	Fixed	8.750%	10/10/2016	88,669
272,061	Loan ID 200183	Fixed	4.125%	12/1/2032	224,533
76,363	Loan ID 200184	Fixed	4.375%	12/1/2042	60,734
28,701	Loan ID 200185	Fixed	5.375%	6/1/2042	18,346
55,279	Loan ID 200186	Fixed	5.125%	8/1/2042	48,439
155,567	Loan ID 200188	Fixed	3.875%	2/1/2043	130,270
174,473	Loan ID 200189	Fixed	4.125%	8/1/2042	144,307
348,040	Loan ID 200190	Fixed	3.625%	11/1/2042	313,733
136,067	Loan ID 200191	Fixed	4.125%	11/1/2042	111,412
193,025	Loan ID 200192	Fixed	4.250%	11/1/2042	174,305
169,519	Loan ID 200194	Fixed	4.750%	9/1/2041	144,477
276,797	Loan ID 200195	Fixed	3.875%	3/1/2042	232,483
103,811	Loan ID 200196	Fixed	4.500%	1/1/2043	89,755
40,352	Loan ID 200197	Fixed	4.750%	11/1/2042	35,076
42,154	Loan ID 200198	Fixed	5.250%	10/1/2042	35,439
298,177	Loan ID 200199	Fixed	4.000%	9/1/2042	282,580
253,649	Loan ID 200200	Fixed	3.875%	9/1/2042	204,843
59,709	Loan ID 200201	Fixed	5.125%	8/1/2041	52,342

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$61,045	Loan ID 200202	Fixed	4.375%	12/1/2042	$57,192
150,033	Loan ID 200204	Fixed	3.875%	7/1/2042	108,251
24,508	Loan ID 200206	Fixed	3.990%	12/1/2042	20,545
51,151	Loan ID 200208	Fixed	4.250%	1/1/2043	38,217
218,218	Loan ID 200209	Fixed	3.875%	8/1/2042	194,269
91,136	Loan ID 200210	Fixed	4.625%	5/1/2043	83,432
219,464	Loan ID 200211	Fixed	3.750%	5/1/2042	201,866
139,801	Loan ID 200212	Fixed	3.875%	2/1/2042	111,195
295,713	Loan ID 200213	Fixed	4.125%	1/1/2038	199,013
61,053	Loan ID 200214	Fixed	5.750%	7/1/2039	50,262
119,319	Loan ID 200216	Fixed	5.750%	9/1/2039	93,161
145,868	Loan ID 200217	Fixed	5.250%	7/1/2040	119,858
77,937	Loan ID 200218	Fixed	4.250%	12/1/2041	48,441
206,295	Loan ID 200219	Fixed	4.250%	4/1/2043	192,501
222,159	Loan ID 200220	Fixed	3.875%	5/1/2043	183,442
171,229	Loan ID 200221	Fixed	4.250%	4/1/2043	158,923
130,631	Loan ID 200222	Fixed	4.125%	5/1/2043	108,727
256,603	Loan ID 200223	Fixed	4.125%	5/1/2043	232,823
218,931	Loan ID 200224	Fixed	4.000%	7/1/2043	187,513
84,540	Loan ID 200226	Fixed	5.250%	7/1/2041	77,576
53,257	Loan ID 200228	Fixed	4.625%	8/1/2042	46,176
169,077	Loan ID 200229	Fixed	3.750%	7/1/2042	148,853
151,926	Loan ID 200230	Fixed	3.500%	2/1/2043	128,537
135,372	Loan ID 200231	Fixed	3.625%	12/1/2042	77,396
71,682	Loan ID 200232	Fixed	3.875%	8/1/2042	57,424
189,728	Loan ID 200233	Fixed	2.990%	11/1/2027	161,171
96,838	Loan ID 200235	Fixed	3.750%	12/1/2042	87,095
328,807	Loan ID 200238	ARM	3.625%	7/1/2035	306,643
149,331	Loan ID 200242	Fixed	3.250%	10/1/2042	117,134
123,173	Loan ID 200243	Fixed	3.750%	4/1/2043	99,036
29,567	Loan ID 200244	Fixed	5.000%	5/1/2042	24,487
210,073	Loan ID 200245	Fixed	3.875%	3/1/2043	178,277
95,370	Loan ID 200286	Fixed	4.500%	7/1/2043	84,234
103,883	Loan ID 200287	Fixed	4.375%	7/1/2043	86,925
350,258	Loan ID 200288	Fixed	4.375%	11/1/2041	275,672
353,711	Loan ID 200289	Fixed	5.500%	9/1/2043	326,566
300,490	Loan ID 200290	Fixed	4.250%	4/1/2043	257,073
456,047	Loan ID 200292	Fixed	3.875%	6/1/2043	388,882
185,964	Loan ID 200294	Fixed	3.875%	2/1/2043	156,308
265,168	Loan ID 200295	Fixed	3.875%	6/1/2043	234,190
215,521	Loan ID 200296	Fixed	3.250%	2/1/2043	171,001
185,810	Loan ID 200297	Fixed	3.375%	10/1/2042	147,876
201,911	Loan ID 200299	Fixed	3.625%	10/1/2042	164,844
120,335	Loan ID 200300	Fixed	8.400%	10/20/2037	100,428

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$104,548	Loan ID 200302	Fixed	9.875%	10/1/2035	$74,887
60,800	Loan ID 200303	Fixed	5.250%	10/1/2032	53,905
146,917	Loan ID 200304	Fixed	7.250%	10/1/2033	126,142
252,502	Loan ID 200305	Fixed	7.000%	3/1/2036	184,337
736,584	Loan ID 200306	Fixed	4.870%	5/1/2049	634,860
51,252	Loan ID 200307	Fixed	6.500%	7/1/2031	44,065
111,642	Loan ID 200308	ARM	6.750%	5/1/2035	97,363
216,518	Loan ID 200309	Fixed	2.000%	12/1/2048	181,342
173,414	Loan ID 200310	Fixed	8.000%	9/1/2039	109,495
135,209	Loan ID 200312	Fixed	9.000%	4/1/2039	114,045
47,815	Loan ID 200313	Fixed	8.500%	3/1/2028	33,248
64,276	Loan ID 200314	Fixed	8.000%	3/1/2040	48,390
321,974	Loan ID 200315	ARM	3.500%	6/1/2037	235,844
77,745	Loan ID 200317	Fixed	7.000%	9/1/2032	66,638
283,394	Loan ID 200318	Fixed	6.500%	10/1/2036	213,089
66,857	Loan ID 200319	ARM	2.750%	12/1/2034	46,859
303,463	Loan ID 200321	Fixed	2.375%	6/1/2049	213,096
139,222	Loan ID 200322	Fixed	7.375%	8/1/2033	112,115
349,359	Loan ID 200324	Fixed	5.500%	11/1/2037	301,000
246,251	Loan ID 200325	Fixed	6.000%	5/1/2042	172,518
79,602	Loan ID 200326	Fixed	8.375%	10/1/2036	67,758
155,372	Loan ID 200327	Fixed	6.790%	10/26/2036	117,316
114,621	Loan ID 200329	Fixed	6.880%	3/1/2036	106,830
260,918	Loan ID 200330	Fixed	7.000%	8/1/2037	200,755
105,721	Loan ID 200332	Fixed	5.775%	10/1/2037	93,466
92,919	Loan ID 200334	Fixed	7.000%	1/1/2033	76,433
279,075	Loan ID 200335	Fixed	2.000%	11/1/2052	225,317
58,359	Loan ID 200336	Fixed	7.000%	12/1/2042	44,960
46,895	Loan ID 200337	Fixed	7.000%	10/1/2034	43,561
55,348	Loan ID 200338	ARM	10.500%	8/1/2029	50,117
170,781	Loan ID 200339	Fixed	2.000%	10/1/2033	147,689
36,436	Loan ID 200340	Fixed	7.000%	3/1/2030	26,907
187,027	Loan ID 200341	Fixed	7.000%	8/1/2035	168,689
24,355	Loan ID 200342	Fixed	5.375%	10/1/2019	21,509
65,213	Loan ID 200348	Fixed	6.500%	7/1/2038	45,523
141,394	Loan ID 200349	Fixed	7.000%	1/1/2037	117,222
61,824	Loan ID 200350	Fixed	7.500%	3/1/2029	47,698
73,439	Loan ID 200352	Fixed	7.000%	8/1/2030	60,779
44,579	Loan ID 200355	ARM	7.875%	7/1/2032	33,759
109,264	Loan ID 200357	Fixed	8.500%	4/1/2027	92,675
143,329	Loan ID 200358	Fixed	3.000%	4/1/2025	138,924
30,980	Loan ID 200360	ARM	3.000%	1/1/2025	28,406
74,148	Loan ID 200361	Fixed	7.500%	1/1/2034	68,957
111,952	Loan ID 200362	Fixed	5.000%	6/1/2045	69,163

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$149,162	Loan ID 200363	Fixed	6.000%	3/1/2049	$102,669
93,593	Loan ID 200364	Fixed	10.000%	11/1/2037	79,224
71,149	Loan ID 200366	Fixed	6.250%	1/1/2033	58,514
233,947	Loan ID 200368	Fixed	4.500%	4/1/2036	199,421
273,918	Loan ID 200369	Fixed	6.000%	4/1/2044	243,366
62,003	Loan ID 200373	Fixed	7.000%	12/1/2036	41,968
78,474	Loan ID 200374	ARM	7.000%	5/1/2034	57,322
436,593	Loan ID 200376	Fixed	2.900%	6/1/2053	386,184
84,420	Loan ID 200377	ARM	4.500%	10/1/2036	68,140
235,249	Loan ID 200378	Fixed	5.500%	5/1/2045	202,590
110,144	Loan ID 200379	Fixed	8.250%	3/1/2039	102,203
188,731	Loan ID 200380	Fixed	4.220%	4/1/2049	167,125
290,897	Loan ID 200381	Fixed	4.780%	6/1/2037	271,372
114,030	Loan ID 200382	Fixed	4.850%	7/1/2037	86,231
398,027	Loan ID 200383	Fixed	5.030%	12/1/2046	378,714
301,567	Loan ID 200384	Fixed	5.000%	11/1/2047	225,183
148,779	Loan ID 200385	Fixed	8.250%	1/1/2040	151,472
227,746	Loan ID 200386	Fixed	6.000%	3/1/2041	202,906
77,472	Loan ID 200387	Fixed	4.000%	6/1/2039	66,495
197,296	Loan ID 200388	Fixed	4.000%	3/1/2051	160,451
123,447	Loan ID 200389	Fixed	4.820%	8/1/2047	107,496
204,851	Loan ID 200390	Fixed	4.780%	4/16/2047	169,338
182,054	Loan ID 200391	Fixed	4.000%	1/13/2035	159,796
68,853	Loan ID 200392	Fixed	10.000%	6/5/2034	61,955
107,563	Loan ID 200393	Fixed	5.070%	8/1/2037	93,736
132,374	Loan ID 200394	Fixed	7.150%	8/1/2037	123,121
82,003	Loan ID 200395	Fixed	4.860%	4/1/2047	73,177
74,724	Loan ID 200396	Fixed	10.000%	2/1/2036	71,569
125,828	Loan ID 200397	ARM	9.375%	9/1/2037	103,846
141,034	Loan ID 200398	Fixed	4.800%	2/1/2037	118,593
81,629	Loan ID 200399	Fixed	4.980%	6/1/2037	58,550
54,613	Loan ID 200403	Fixed	8.300%	10/15/2032	48,404
59,059	Loan ID 200404	Fixed	8.100%	5/1/2037	54,846
102,506	Loan ID 200405	Fixed	4.870%	12/1/2035	93,675
118,320	Loan ID 200406	Fixed	4.875%	10/1/2051	112,912
239,263	Loan ID 200407	Fixed	6.500%	4/1/2042	225,660
208,274	Loan ID 200408	Fixed	6.000%	4/1/2039	159,695
349,937	Loan ID 200409	Fixed	6.000%	2/1/2049	276,539
108,475	Loan ID 200411	Fixed	8.275%	6/1/2037	104,493
294,761	Loan ID 200412	Fixed	5.500%	8/1/2040	234,696
254,639	Loan ID 200413	Fixed	5.150%	11/1/2047	248,809
86,184	Loan ID 200415	Fixed	6.000%	4/1/2050	79,899
185,480	Loan ID 200416	Fixed	4.670%	8/1/2053	158,400
73,320	Loan ID 200417	Fixed	7.000%	5/1/2035	70,933

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$58,870	Loan ID 200418	Fixed	4.000%	6/1/2035	$50,605
174,186	Loan ID 200419	Fixed	4.000%	12/19/2035	165,962
173,894	Loan ID 200420	Fixed	4.225%	4/10/2038	154,381
78,298	Loan ID 200421	Fixed	7.710%	8/1/2037	69,199
137,960	Loan ID 200422	Fixed	3.830%	8/1/2053	105,768
133,810	Loan ID 200423	Fixed	4.500%	6/1/2043	114,422
121,357	Loan ID 200424	Fixed	4.000%	9/1/2028	107,389
259,230	Loan ID 200427	Fixed	3.625%	3/1/2043	228,324
232,968	Loan ID 200430	Fixed	3.625%	7/1/2043	209,527
194,227	Loan ID 200431	Fixed	4.625%	7/1/2043	175,609
314,583	Loan ID 200432	Fixed	4.875%	5/1/2043	287,924
132,762	Loan ID 200433	Fixed	4.250%	8/1/2043	120,427
164,308	Loan ID 200434	Fixed	5.250%	10/1/2043	153,294
202,542	Loan ID 200435	Fixed	4.625%	11/1/2052	159,967
220,704	Loan ID 200436	Fixed	3.750%	4/1/2043	204,181
337,933	Loan ID 200437	Fixed	5.625%	10/1/2043	315,329
46,122	Loan ID 200439	Fixed	5.000%	8/1/2041	30,044
3,526	Loan ID 200440	Fixed	8.000%	6/1/2016	3,513
198,244	Loan ID 200441	Fixed	6.000%	4/1/2045	197,208
441,256	Loan ID 200442	Fixed	5.000%	12/1/2043	338,805
276,499	Loan ID 200443	Fixed	3.000%	7/1/2049	175,585
265,327	Loan ID 200444	Fixed	4.380%	11/1/2038	150,470
167,373	Loan ID 200445	Fixed	5.250%	2/1/2039	157,574
56,464	Loan ID 200447	Fixed	5.875%	11/4/2034	51,696
78,666	Loan ID 200448	Fixed	5.750%	5/1/2042	48,042
129,117	Loan ID 200449	Fixed	5.000%	7/1/2041	117,444
371,469	Loan ID 200451	Fixed	6.250%	7/1/2038	331,504
139,250	Loan ID 200452	Fixed	2.000%	11/1/2041	93,631
17,056	Loan ID 200453	Fixed	4.550%	3/1/2026	13,407
251,703	Loan ID 200456	Fixed	2.000%	11/1/2038	232,299
215,670	Loan ID 200457	Fixed	5.750%	12/10/2030	165,698
148,371	Loan ID 200458	Fixed	6.625%	12/1/2038	113,550
193,450	Loan ID 200460	Fixed	7.000%	7/1/2041	192,621
391,628	Loan ID 200462	Fixed	6.000%	7/1/2037	222,415
157,872	Loan ID 200463	Fixed	6.000%	3/1/2037	78,070
411,571	Loan ID 200464	ARM	8.750%	8/1/2037	249,327
252,145	Loan ID 200465	Fixed	6.500%	7/1/2037	165,373
457,436	Loan ID 200466	Fixed	7.000%	7/1/2037	308,122
331,377	Loan ID 200467	Fixed	5.500%	9/1/2044	217,462
96,069	Loan ID 200468	Fixed	5.625%	12/1/2044	54,035
133,568	Loan ID 200469	Fixed	6.500%	7/1/2037	107,952
364,870	Loan ID 200472	Fixed	4.250%	9/1/2042	325,808
299,481	Loan ID 200473	Fixed	4.000%	12/1/2042	206,604
245,434	Loan ID 200474	Fixed	5.750%	11/1/2050	214,279

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$172,372	Loan ID 200475	Fixed	5.450%	7/1/2049	$133,401
194,141	Loan ID 200476	Fixed	6.000%	9/1/2050	165,303
235,009	Loan ID 200477	Fixed	4.125%	12/1/2028	213,768
137,611	Loan ID 200479	Fixed	3.500%	8/1/2026	123,827
120,666	Loan ID 200482	Fixed	4.375%	11/1/2028	109,381
113,353	Loan ID 200483	Fixed	4.375%	11/1/2028	103,546
77,160	Loan ID 200485	Fixed	4.125%	2/1/2043	65,638
257,826	Loan ID 200486	Fixed	3.500%	1/1/2043	215,312
476,755	Loan ID 200487	Fixed	6.000%	3/1/2037	309,376
163,585	Loan ID 200488	Fixed	4.250%	1/1/2044	142,890
118,220	Loan ID 200489	Fixed	4.000%	3/1/2043	99,740
88,144	Loan ID 200490	Fixed	4.000%	11/1/2028	77,918
211,260	Loan ID 200491	Fixed	5.500%	10/1/2039	186,919
124,875	Loan ID 200492	Fixed	4.000%	1/1/2043	106,488
72,240	Loan ID 200493	Fixed	4.500%	12/1/2025	65,470
284,355	Loan ID 200494	Fixed	4.625%	10/1/2043	256,408
363,086	Loan ID 200495	Fixed	4.875%	12/1/2041	316,570
207,071	Loan ID 200496	Fixed	3.875%	2/1/2043	182,631
334,208	Loan ID 200497	Fixed	3.250%	4/1/2043	278,321
280,164	Loan ID 200499	Fixed	4.250%	1/1/2043	242,076
226,414	Loan ID 200500	Fixed	5.875%	2/1/2037	178,980
155,032	Loan ID 200501	Fixed	7.250%	12/1/2037	134,504
145,128	Loan ID 200502	Fixed	5.000%	6/1/2049	118,791
269,435	Loan ID 200503	Fixed	7.500%	8/1/2037	231,076
396,651	Loan ID 200504	Fixed	3.375%	3/1/2043	330,738
76,324	Loan ID 200507	Fixed	4.500%	9/1/2042	63,020
259,773	Loan ID 200508	Fixed	2.000%	10/1/2040	190,859
211,838	Loan ID 200509	Fixed	2.000%	12/1/2052	135,978
253,685	Loan ID 200511	Fixed	4.875%	1/1/2044	229,673
175,182	Loan ID 200513	Fixed	3.000%	10/1/2038	138,583
342,557	Loan ID 200514	Fixed	3.000%	4/1/2047	259,279
102,365	Loan ID 200515	Fixed	8.250%	2/1/2039	93,949
394,619	Loan ID 200516	Fixed	5.250%	1/1/2037	337,846
106,614	Loan ID 200517	Fixed	8.000%	5/1/2039	95,430
207,858	Loan ID 200518	Fixed	3.000%	12/1/2050	171,571
322,664	Loan ID 200519	Fixed	3.000%	11/1/2049	262,789
68,968	Loan ID 200520	Fixed	3.260%	7/1/2053	53,499
124,914	Loan ID 200524	Fixed	3.500%	6/1/2043	106,065
294,154	Loan ID 200525	Fixed	3.250%	12/1/2042	249,885
162,302	Loan ID 200526	Fixed	3.625%	3/1/2043	137,941
114,368	Loan ID 200527	Fixed	4.500%	12/1/2043	102,684
140,397	Loan ID 200528	Fixed	4.375%	2/1/2044	122,825
406,813	Loan ID 200529	Fixed	4.625%	2/1/2044	370,818
33,280	Loan ID 200530	Fixed	5.375%	2/1/2044	26,919

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$178,573	Loan ID 200531	Fixed	4.625%	11/1/2043	$163,757
116,627	Loan ID 200532	Fixed	3.250%	7/1/2043	98,791
62,538	Loan ID 200536	Fixed	3.750%	10/1/2042	41,526
126,543	Loan ID 200537	Fixed	4.500%	3/1/2042	100,941
95,957	Loan ID 200538	Fixed	4.750%	1/1/2043	85,291
86,783	Loan ID 200540	Fixed	3.875%	2/1/2043	73,950
57,622	Loan ID 200543	ARM	7.250%	2/1/2037	31,637
389,997	Loan ID 200544	Fixed	5.000%	2/1/2044	361,654
61,527	Loan ID 200545	Fixed	4.375%	2/1/2029	53,364
124,517	Loan ID 200546	Fixed	5.375%	12/1/2043	109,842
266,758	Loan ID 200547	Fixed	3.750%	3/1/2043	232,112
174,436	Loan ID 200548	Fixed	5.250%	2/1/2044	159,845
171,864	Loan ID 200550	Fixed	3.750%	3/1/2043	146,274
315,392	Loan ID 200551	Fixed	4.375%	1/1/2044	277,907
197,900	Loan ID 200552	Fixed	4.500%	1/1/2044	174,474
288,168	Loan ID 200553	Fixed	4.625%	12/1/2043	264,550
225,599	Loan ID 200555	Fixed	4.375%	1/1/2044	197,853
394,733	Loan ID 200556	Fixed	3.625%	12/1/2028	348,249
110,712	Loan ID 200557	Fixed	9.077%	8/1/2035	91,533
104,427	Loan ID 200558	Fixed	6.590%	7/1/2037	85,264
195,807	Loan ID 200559	Fixed	9.500%	4/14/2035	161,808
124,848	Loan ID 200560	Fixed	5.750%	5/1/2035	102,179
226,155	Loan ID 200561	Fixed	6.375%	12/1/2036	185,316
231,689	Loan ID 200563	Fixed	5.125%	1/1/2039	191,671
142,979	Loan ID 200564	Fixed	4.875%	5/1/2039	117,318
531,186	Loan ID 200565	Fixed	4.000%	6/1/2037	448,459
372,632	Loan ID 200566	Fixed	6.500%	7/1/2047	265,134
136,078	Loan ID 200567	Fixed	3.375%	5/1/2043	114,807
63,271	Loan ID 200568	Fixed	4.000%	12/1/2043	55,681
101,619	Loan ID 200569	Fixed	5.125%	2/1/2044	86,953
440,269	Loan ID 200570	Fixed	3.625%	6/1/2043	394,738
139,991	Loan ID 200571	Fixed	4.500%	7/1/2043	123,646
170,089	Loan ID 200572	Fixed	4.375%	3/1/2044	152,469
98,992	Loan ID 200573	Fixed	3.750%	9/1/2042	73,754
133,483	Loan ID 200574	Fixed	4.875%	1/1/2044	123,611
230,709	Loan ID 200577	Fixed	3.125%	4/1/2028	205,481
188,742	Loan ID 200578	Fixed	4.750%	8/1/2040	174,144
50,225	Loan ID 200579	Fixed	4.875%	5/1/2042	39,733
182,091	Loan ID 200580	Fixed	4.125%	11/1/2041	155,444
39,657	Loan ID 200581	Fixed	4.750%	9/1/2042	33,351
384,176	Loan ID 200582	Fixed	4.000%	11/1/2042	318,568
93,856	Loan ID 200583	Fixed	3.625%	9/1/2027	83,675
360,104	Loan ID 200584	Fixed	3.375%	4/1/2043	308,486
161,498	Loan ID 200585	Fixed	4.000%	5/1/2042	126,709

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$337,846	Loan ID 200586	Fixed	3.500%	1/1/2043	$306,208
259,952	Loan ID 200588	Fixed	3.750%	5/1/2042	240,159
62,085	Loan ID 200590	Fixed	4.125%	7/1/2042	52,174
105,462	Loan ID 200591	Fixed	4.875%	3/1/2043	96,224
100,889	Loan ID 200592	Fixed	4.375%	6/1/2042	87,020
69,400	Loan ID 200593	Fixed	3.875%	6/1/2042	58,655
233,903	Loan ID 200594	Fixed	4.250%	4/1/2043	214,611
40,449	Loan ID 200597	Fixed	5.625%	2/1/2044	33,558
139,086	Loan ID 200598	Fixed	4.625%	2/1/2044	125,932
123,540	Loan ID 200599	Fixed	4.125%	2/1/2043	105,427
204,386	Loan ID 200600	Fixed	4.625%	4/1/2044	183,939
112,286	Loan ID 200601	Fixed	4.000%	3/1/2043	97,176
190,233	Loan ID 200602	Fixed	3.750%	3/1/2043	159,060
73,287	Loan ID 200603	Fixed	4.125%	6/1/2043	60,903
75,804	Loan ID 200604	Fixed	3.500%	1/1/2043	63,304
143,534	Loan ID 200605	Fixed	4.875%	11/1/2043	123,276
131,821	Loan ID 200606	Fixed	3.625%	12/1/2042	112,546
236,231	Loan ID 200607	Fixed	2.875%	11/1/2027	196,506
139,530	Loan ID 200608	Fixed	4.125%	11/1/2043	118,719
62,090	Loan ID 200611	Fixed	4.625%	5/1/2043	52,678
129,365	Loan ID 200612	Fixed	4.500%	2/1/2043	114,880
211,773	Loan ID 200613	Fixed	3.369%	1/1/2043	181,068
106,093	Loan ID 200614	Fixed	5.000%	1/1/2044	93,702
104,761	Loan ID 200615	Fixed	4.250%	8/1/2043	94,542
348,718	Loan ID 200616	Fixed	4.875%	2/1/2044	314,467
93,334	Loan ID 200617	Fixed	4.750%	9/1/2043	57,160
132,924	Loan ID 200618	Fixed	4.375%	5/1/2042	110,700
235,909	Loan ID 200620	Fixed	4.250%	10/1/2043	189,904
136,543	Loan ID 200621	Fixed	3.625%	1/1/2043	123,794
75,846	Loan ID 200623	Fixed	4.375%	12/1/2042	64,914
261,712	Loan ID 200624	Fixed	4.125%	4/1/2043	224,551
120,949	Loan ID 200625	Fixed	4.500%	11/1/2043	90,027
119,945	Loan ID 200626	Fixed	4.500%	10/1/2043	102,223
135,189	Loan ID 200627	Fixed	4.250%	10/1/2043	119,179
87,109	Loan ID 200628	Fixed	3.250%	2/1/2028	77,375
158,926	Loan ID 200629	Fixed	4.375%	9/1/2043	136,751
169,544	Loan ID 200630	Fixed	5.250%	9/1/2043	155,018
300,323	Loan ID 200631	Fixed	3.250%	6/1/2043	262,606
351,251	Loan ID 200632	Fixed	5.250%	5/1/2044	326,513
229,751	Loan ID 200633	Fixed	5.125%	5/1/2044	213,971
238,220	Loan ID 200634	Fixed	4.375%	1/1/2044	211,082
111,964	Loan ID 200635	Fixed	3.750%	5/1/2029	101,549
198,510	Loan ID 200636	Fixed	3.750%	2/1/2053	170,541
193,104	Loan ID 200638	Fixed	3.875%	3/1/2043	164,744

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$150,373	Loan ID 200640	Fixed	5.125%	3/1/2044	$137,577
174,564	Loan ID 200641	Fixed	5.250%	4/1/2044	158,225
148,497	Loan ID 200642	Fixed	5.000%	3/1/2044	127,224
172,268	Loan ID 200644	Fixed	4.750%	3/1/2044	154,383
120,412	Loan ID 200645	Fixed	5.000%	4/1/2044	110,560
120,865	Loan ID 200647	Fixed	4.250%	1/1/2044	108,575
157,444	Loan ID 200648	Fixed	4.750%	3/1/2044	142,700
146,011	Loan ID 200649	Fixed	4.375%	3/1/2044	131,786
132,565	Loan ID 200650	Fixed	4.875%	5/1/2044	119,245
270,957	Loan ID 200651	Fixed	3.625%	7/1/2043	237,341
173,061	Loan ID 200652	Fixed	4.125%	5/1/2038	97,680
358,799	Loan ID 200653	Fixed	4.000%	4/1/2053	254,153
283,266	Loan ID 200654	Fixed	5.125%	2/1/2041	229,084
144,469	Loan ID 200655	Fixed	3.375%	5/1/2043	123,018
157,802	Loan ID 200656	Fixed	6.875%	7/1/2037	101,173
147,670	Loan ID 200657	Fixed	4.875%	8/1/2051	126,599
348,525	Loan ID 200658	Fixed	2.000%	1/1/2044	151,982
212,567	Loan ID 200659	Fixed	4.000%	3/1/2053	188,044
187,756	Loan ID 200660	Fixed	5.875%	3/1/2038	147,085
216,574	Loan ID 200662	Fixed	5.000%	3/1/2044	197,809
70,756	Loan ID 200663	Fixed	4.750%	5/1/2044	64,371
281,886	Loan ID 200664	Fixed	4.750%	4/1/2044	259,481
271,793	Loan ID 200665	Fixed	5.299%	12/1/2046	126,955
220,175	Loan ID 200666	Fixed	5.890%	8/26/2035	111,154
311,249	Loan ID 200668	Fixed	3.625%	4/1/2043	269,069
158,869	Loan ID 200669	Fixed	5.250%	4/1/2044	144,132
67,813	Loan ID 200670	Fixed	4.375%	2/1/2029	54,669
243,069	Loan ID 200671	Fixed	4.625%	8/1/2043	215,056
162,429	Loan ID 200672	Fixed	3.750%	7/1/2043	137,945
317,339	Loan ID 200674	Fixed	4.500%	5/1/2044	266,479
313,067	Loan ID 200675	Fixed	5.125%	4/1/2044	283,214
132,874	Loan ID 200677	Fixed	3.625%	5/1/2028	117,969
477,141	Loan ID 200678	Fixed	4.375%	2/1/2044	436,107
260,203	Loan ID 200679	Fixed	5.000%	4/1/2044	206,646
65,137	Loan ID 200680	Fixed	5.375%	3/1/2044	50,472
194,867	Loan ID 200682	Fixed	4.875%	5/1/2044	165,858
217,765	Loan ID 200683	Fixed	4.500%	4/1/2044	195,215
129,320	Loan ID 200684	Fixed	4.875%	4/1/2044	117,508
235,443	Loan ID 200685	Fixed	4.875%	5/1/2044	200,737
153,010	Loan ID 200688	Fixed	4.250%	3/1/2053	104,275
138,037	Loan ID 200689	Fixed	4.375%	12/1/2043	102,580
232,228	Loan ID 200690	Fixed	4.250%	4/1/2044	204,270
295,275	Loan ID 200691	Fixed	4.500%	5/1/2044	251,150
249,679	Loan ID 200692	Fixed	4.625%	7/1/2044	224,423

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$110,119	Loan ID 200694	Fixed	4.500%	9/1/2043	$87,435
136,359	Loan ID 200695	Fixed	5.000%	12/1/2043	111,160
50,092	Loan ID 200696	Fixed	3.750%	10/1/2042	41,784
139,304	Loan ID 200697	Fixed	4.500%	1/1/2044	111,515
191,067	Loan ID 200699	Fixed	4.125%	7/1/2044	167,911
97,178	Loan ID 200700	Fixed	4.250%	2/1/2044	82,783
171,700	Loan ID 200701	Fixed	4.750%	6/1/2044	146,777
156,682	Loan ID 200702	Fixed	4.750%	5/1/2044	133,641
99,709	Loan ID 200704	Fixed	4.375%	3/1/2043	88,598
137,366	Loan ID 200705	Fixed	4.625%	4/1/2044	120,974
105,409	Loan ID 200706	Fixed	4.990%	6/1/2044	95,154
102,593	Loan ID 200707	Fixed	4.875%	2/1/2044	92,516
136,640	Loan ID 200708	Fixed	4.875%	2/1/2044	122,687
52,689	Loan ID 200709	Fixed	4.375%	4/1/2043	44,713
118,449	Loan ID 200710	Fixed	4.500%	7/1/2044	104,161
119,532	Loan ID 200711	Fixed	3.750%	7/1/2043	95,945
222,286	Loan ID 200712	Fixed	3.875%	2/1/2044	196,380
100,728	Loan ID 200713	Fixed	4.250%	12/1/2043	90,486
619,297	Loan ID 200714	Fixed	3.175%	11/1/2036	500,702
210,969	Loan ID 200716	ARM	3.198%	8/1/2037	146,263
145,816	Loan ID 200720	ARM	3.250%	4/1/2042	124,486
188,597	Loan ID 200721	Fixed	3.000%	8/1/2037	132,952
191,871	Loan ID 200725	Fixed	7.000%	7/1/2037	139,240
151,305	Loan ID 200726	Fixed	4.125%	9/1/2037	94,978
182,102	Loan ID 200727	Fixed	2.625%	7/1/2037	154,289
351,276	Loan ID 200729	ARM	3.375%	11/1/2037	235,806
446,642	Loan ID 200730	ARM	2.750%	9/1/2036	377,058
203,776	Loan ID 200732	Fixed	3.125%	9/1/2027	177,895
238,683	Loan ID 200733	Fixed	3.750%	12/1/2042	204,668
250,782	Loan ID 200734	ARM	3.375%	4/1/2044	212,376
104,954	Loan ID 200735	Fixed	4.500%	6/1/2044	94,007
148,677	Loan ID 200736	Fixed	4.750%	5/1/2044	120,158
146,141	Loan ID 200737	Fixed	4.750%	5/1/2044	87,856
605,046	Loan ID 200738	Fixed	4.125%	6/1/2044	546,767
362,313	Loan ID 200739	Fixed	4.625%	8/1/2044	317,326
135,025	Loan ID 200740	Fixed	4.875%	6/1/2044	116,724
111,376	Loan ID 200741	Fixed	4.250%	6/1/2044	86,391
182,595	Loan ID 200742	Fixed	4.250%	4/1/2043	152,524
198,713	Loan ID 200744	Fixed	3.625%	6/1/2043	169,132
127,220	Loan ID 200745	Fixed	3.250%	6/1/2043	107,104
378,148	Loan ID 200746	Fixed	5.250%	6/1/2044	313,160
342,912	Loan ID 200747	Fixed	4.125%	5/1/2043	296,672
463,484	Loan ID 200748	Fixed	4.750%	12/1/2043	425,983
157,974	Loan ID 200749	Fixed	4.750%	9/1/2043	144,453

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$251,156	Loan ID 200750	Fixed	4.750%	5/1/2044	$234,052
169,393	Loan ID 200751	Fixed	3.750%	7/1/2029	153,888
171,903	Loan ID 200752	Fixed	4.750%	10/1/2043	131,532
61,517	Loan ID 200753	Fixed	5.250%	5/1/2044	49,247
229,995	Loan ID 200754	Fixed	4.750%	8/1/2044	211,784
58,012	Loan ID 200755	Fixed	4.250%	6/1/2043	46,223
195,351	Loan ID 200756	Fixed	4.875%	11/1/2043	171,987
131,536	Loan ID 200759	Fixed	3.750%	6/1/2043	115,264
179,980	Loan ID 200760	Fixed	3.750%	6/1/2043	154,021
112,843	Loan ID 200761	Fixed	4.625%	1/1/2044	75,661
312,259	Loan ID 200762	Fixed	3.875%	5/1/2042	278,649
158,940	Loan ID 200763	Fixed	4.250%	11/1/2043	144,490
319,091	Loan ID 200764	Fixed	3.875%	6/1/2043	276,880
210,713	Loan ID 200765	Fixed	4.875%	11/1/2043	182,669
512,671	Loan ID 200766	Fixed	3.625%	12/1/2042	453,830
520,446	Loan ID 200768	Fixed	4.000%	6/1/2043	446,341
140,998	Loan ID 200770	Fixed	4.000%	5/1/2043	124,892
181,921	Loan ID 200771	Fixed	4.500%	4/1/2043	145,396
256,266	Loan ID 200772	Fixed	3.750%	3/1/2043	226,859
60,038	Loan ID 200773	Fixed	3.750%	10/1/2043	40,091
213,501	Loan ID 200774	Fixed	3.875%	7/1/2043	187,801
45,986	Loan ID 200775	Fixed	4.250%	4/1/2043	39,483
84,008	Loan ID 200776	Fixed	4.250%	3/1/2044	71,177
55,119	Loan ID 200777	Fixed	4.750%	6/1/2044	47,119
110,180	Loan ID 200778	Fixed	4.625%	6/1/2044	102,008
147,077	Loan ID 200779	Fixed	4.625%	8/1/2044	132,968
38,031	Loan ID 200780	Fixed	4.250%	8/1/2044	32,244
172,239	Loan ID 200781	Fixed	4.625%	9/1/2044	159,017
144,248	Loan ID 200783	Fixed	4.750%	9/1/2044	133,360
409,815	Loan ID 200784	Fixed	4.125%	9/1/2044	367,383
118,061	Loan ID 200785	Fixed	4.500%	8/1/2044	107,009
233,803	Loan ID 200786	Fixed	4.625%	7/1/2044	214,134
44,383	Loan ID 200787	Fixed	4.750%	9/1/2044	36,469
204,586	Loan ID 200788	Fixed	3.625%	12/1/2028	181,753
134,617	Loan ID 200789	Fixed	3.750%	9/1/2044	116,663
155,974	Loan ID 200790	Fixed	4.250%	8/1/2044	139,194
208,938	Loan ID 200791	Fixed	4.875%	6/1/2044	192,707
373,495	Loan ID 200792	Fixed	3.375%	1/1/2043	286,223
375,643	Loan ID 200793	Fixed	2.000%	10/1/2051	296,680
234,875	Loan ID 200794	Fixed	3.000%	4/1/2050	141,128
97,068	Loan ID 200795	Fixed	6.750%	8/1/2036	65,577
73,232	Loan ID 200796	Fixed	2.170%	12/1/2053	46,619
426,973	Loan ID 200797	Fixed	3.000%	6/1/2052	285,982
60,531	Loan ID 200799	Fixed	3.000%	2/5/2053	50,544

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$62,684	Loan ID 200800	Fixed	4.000%	1/1/2053	$37,377
216,803	Loan ID 200802	Fixed	6.000%	1/1/2042	118,217
365,329	Loan ID 200803	Fixed	2.250%	11/1/2050	315,153
76,745	Loan ID 200804	Fixed	2.000%	6/1/2050	42,195
163,015	Loan ID 200805	Fixed	3.000%	7/1/2050	144,731
159,706	Loan ID 200806	Fixed	5.000%	8/1/2049	99,736
302,504	Loan ID 200807	Fixed	2.460%	7/1/2047	250,201
65,687	Loan ID 200808	Fixed	2.000%	11/1/2050	53,486
118,101	Loan ID 200809	Fixed	3.000%	4/1/2050	103,647
145,277	Loan ID 200810	Fixed	3.000%	1/1/2050	126,150
118,382	Loan ID 200811	Fixed	3.000%	4/1/2050	107,255
279,266	Loan ID 200813	Fixed	2.000%	12/1/2049	227,382
246,088	Loan ID 200814	Fixed	8.250%	7/1/2039	201,970
317,310	Loan ID 200815	Fixed	2.000%	3/1/2053	260,679
291,225	Loan ID 200817	Fixed	3.000%	1/1/2050	174,089
55,657	Loan ID 200818	Fixed	3.490%	8/1/2051	37,308
265,339	Loan ID 200819	Fixed	2.000%	9/1/2053	206,025
139,457	Loan ID 200820	Fixed	4.000%	7/1/2044	115,126
214,993	Loan ID 200821	Fixed	4.250%	8/1/2044	188,751
328,048	Loan ID 200822	Fixed	4.750%	1/1/2042	295,676
84,088	Loan ID 200823	Fixed	4.250%	9/1/2044	67,220
227,911	Loan ID 200824	Fixed	4.250%	8/1/2044	200,651
109,330	Loan ID 200826	Fixed	4.375%	9/1/2044	97,565
192,125	Loan ID 200827	Fixed	3.875%	6/1/2044	169,707
241,533	Loan ID 200828	Fixed	4.375%	7/1/2044	210,390
266,435	Loan ID 200829	Fixed	4.375%	7/1/2043	241,810
217,042	Loan ID 200830	ARM	2.875%	7/1/2044	186,818
88,058	Loan ID 200831	Fixed	4.250%	10/1/2044	78,651
351,686	Loan ID 200832	Fixed	4.250%	10/1/2044	319,639
368,207	Loan ID 200833	Fixed	4.250%	1/1/2043	332,197
165,683	Loan ID 200834	Fixed	4.125%	7/1/2043	146,760
338,865	Loan ID 200835	Fixed	5.000%	8/1/2043	299,313
340,607	Loan ID 200837	Fixed	4.625%	8/1/2044	315,615
188,985	Loan ID 200838	Fixed	3.750%	8/1/2044	168,373
242,387	Loan ID 200839	Fixed	5.000%	5/1/2044	223,401
187,894	Loan ID 200842	Fixed	4.250%	8/1/2044	168,952
369,029	Loan ID 200843	Fixed	4.750%	10/1/2043	335,977
313,746	Loan ID 200844	Fixed	4.500%	7/1/2043	278,892
210,848	Loan ID 200846	Fixed	4.375%	11/1/2043	162,973
187,090	Loan ID 200847	Fixed	4.750%	10/1/2044	172,814
182,524	Loan ID 200848	Fixed	2.000%	6/1/2051	133,300
227,134	Loan ID 200849	Fixed	5.014%	11/1/2047	141,132
148,445	Loan ID 200850	Fixed	2.000%	6/1/2051	78,575
189,990	Loan ID 200851	Fixed	5.000%	7/1/2051	143,062

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$632,296	Loan ID 200852	Fixed	2.868%	2/1/2053	$464,884
117,133	Loan ID 200853	Fixed	3.818%	4/1/2037	88,170
107,644	Loan ID 200854	Fixed	2.500%	4/1/2053	86,547
225,162	Loan ID 200855	ARM	3.548%	7/1/2037	165,566
221,638	Loan ID 200856	Fixed	4.000%	6/1/2042	120,581
244,616	Loan ID 200857	Fixed	2.125%	7/1/2040	141,756
273,671	Loan ID 200858	Fixed	2.000%	1/1/2053	200,391
247,242	Loan ID 200859	Fixed	2.170%	12/1/2052	155,234
172,012	Loan ID 200860	Fixed	2.000%	3/1/2052	91,838
438,188	Loan ID 200861	Fixed	2.000%	6/1/2054	358,254
158,222	Loan ID 200862	Fixed	2.748%	8/1/2050	116,206
258,745	Loan ID 200863	Fixed	2.000%	7/1/2052	211,117
276,263	Loan ID 200864	Fixed	2.000%	1/1/2037	143,918
214,139	Loan ID 200865	Fixed	3.060%	11/1/2053	156,843
274,818	Loan ID 200866	Fixed	2.000%	5/1/2053	225,602
116,834	Loan ID 200867	Fixed	2.370%	9/1/2053	85,221
317,734	Loan ID 200869	ARM	3.740%	4/1/2037	212,152
2,762,526	Loan ID 200871	Fixed	2.000%	8/1/2053	1,738,707
395,917	Loan ID 200872	Fixed	3.200%	8/1/2050	288,370
203,640	Loan ID 200873	Fixed	3.525%	11/1/2053	149,515
216,152	Loan ID 200874	Fixed	2.000%	11/1/2047	130,719
584,278	Loan ID 200875	Fixed	2.000%	5/1/2054	421,740
203,294	Loan ID 200876	ARM	2.625%	5/1/2035	169,817
402,408	Loan ID 200877	Fixed	4.750%	9/1/2042	293,203
139,796	Loan ID 200878	Fixed	3.000%	7/1/2050	105,291
196,893	Loan ID 200880	Fixed	4.250%	6/1/2043	167,942
184,018	Loan ID 200882	Fixed	5.125%	9/1/2043	167,191
91,899	Loan ID 200883	Fixed	3.375%	5/1/2028	81,421
177,913	Loan ID 200885	Fixed	4.875%	10/1/2044	157,414
99,877	Loan ID 200886	Fixed	4.250%	10/1/2044	87,009
259,312	Loan ID 200887	Fixed	4.750%	9/1/2044	237,766
246,815	Loan ID 200888	Fixed	4.500%	9/1/2044	213,174
138,395	Loan ID 200890	Fixed	4.375%	11/1/2044	118,564
213,417	Loan ID 200891	Fixed	4.250%	10/1/2044	182,465
262,954	Loan ID 200892	Fixed	3.750%	9/1/2043	229,788
229,277	Loan ID 200893	Fixed	5.000%	11/1/2043	202,074
101,990	Loan ID 200894	Fixed	5.000%	10/1/2043	90,570
232,244	Loan ID 200895	Fixed	3.875%	11/1/2043	197,929
200,393	Loan ID 200897	Fixed	4.750%	10/1/2044	165,944
226,445	Loan ID 200898	Fixed	4.250%	10/1/2043	131,720
119,634	Loan ID 200899	Fixed	4.625%	1/1/2044	67,587
386,834	Loan ID 200900	Fixed	4.375%	9/1/2044	336,968
680,779	Loan ID 200902	Fixed	4.250%	9/1/2044	612,580
257,627	Loan ID 200904	Fixed	5.125%	9/1/2044	225,518

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$411,253	Loan ID 200905	Fixed	5.375%	9/1/2044	$369,153
327,910	Loan ID 200906	Fixed	4.875%	2/1/2035	289,405
355,573	Loan ID 200907	ARM	3.250%	8/1/2047	269,644
108,190	Loan ID 200908	Fixed	4.000%	6/1/2049	91,315
118,104	Loan ID 200909	Fixed	4.870%	3/1/2046	103,309
207,964	Loan ID 200910	Fixed	3.300%	4/1/2053	164,616
150,092	Loan ID 200911	Fixed	3.380%	9/1/2053	126,010
723,314	Loan ID 200912	Fixed	3.500%	3/1/2037	653,678
61,114	Loan ID 200913	Fixed	4.250%	5/1/2047	44,372
156,672	Loan ID 200914	Fixed	2.875%	12/1/2047	93,501
144,386	Loan ID 200915	Fixed	2.990%	9/1/2053	96,775
93,494	Loan ID 200916	Fixed	4.000%	10/1/2037	77,466
163,070	Loan ID 200917	Fixed	4.875%	1/1/2051	140,530
522,594	Loan ID 200918	Fixed	3.875%	10/1/2035	391,366
564,857	Loan ID 200919	Fixed	3.000%	8/1/2045	470,890
100,781	Loan ID 200921	ARM	3.250%	7/1/2051	84,225
433,456	Loan ID 200922	Fixed	3.340%	9/1/2053	361,347
451,905	Loan ID 200923	Fixed	2.750%	12/1/2036	372,901
518,503	Loan ID 200924	Fixed	5.000%	9/1/2051	486,573
462,691	Loan ID 200925	Fixed	4.000%	4/1/2055	410,330
346,125	Loan ID 200927	Fixed	3.000%	8/1/2038	292,791
128,333	Loan ID 200928	Fixed	4.800%	12/1/2036	109,935
167,548	Loan ID 200929	Fixed	4.625%	1/1/2043	147,604
188,513	Loan ID 200930	Fixed	2.000%	12/1/2050	164,897
315,529	Loan ID 200931	Fixed	4.250%	12/1/2052	276,380
314,699	Loan ID 200933	Fixed	4.250%	3/1/2043	276,597
119,649	Loan ID 200934	Fixed	3.810%	1/1/2043	96,043
186,140	Loan ID 200935	Fixed	3.875%	4/1/2043	155,733
204,058	Loan ID 200936	Fixed	4.000%	5/1/2042	170,135
108,066	Loan ID 200937	Fixed	5.500%	5/1/2041	79,807
180,296	Loan ID 200938	Fixed	4.125%	4/1/2043	149,936
127,085	Loan ID 200939	Fixed	4.170%	5/1/2042	106,094
208,636	Loan ID 200940	Fixed	3.250%	2/1/2043	173,915
121,442	Loan ID 200941	Fixed	3.780%	1/1/2043	103,406
291,164	Loan ID 200942	Fixed	4.000%	4/1/2043	249,328
124,192	Loan ID 200943	Fixed	4.875%	11/1/2043	110,048
108,405	Loan ID 200944	Fixed	4.500%	2/1/2044	96,747
146,010	Loan ID 200945	Fixed	5.125%	4/1/2044	127,009
300,702	Loan ID 200947	Fixed	4.000%	2/1/2043	257,764
133,799	Loan ID 200948	Fixed	4.625%	12/1/2042	117,265
293,641	Loan ID 200949	Fixed	3.875%	4/1/2043	257,608
109,678	Loan ID 200950	Fixed	4.750%	12/1/2042	95,335
189,928	Loan ID 200952	Fixed	3.875%	1/1/2043	157,787
123,230	Loan ID 200953	Fixed	3.750%	12/1/2042	104,866

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$395,463	Loan ID 200954	Fixed	3.625%	1/1/2043	$336,486
347,430	Loan ID 200955	Fixed	3.250%	5/1/2043	295,241
268,733	Loan ID 200956	Fixed	5.000%	8/1/2051	221,496
174,724	Loan ID 200957	Fixed	3.875%	6/1/2043	149,355
100,672	Loan ID 200958	Fixed	3.875%	6/1/2043	85,789
437,342	Loan ID 200959	Fixed	4.000%	11/1/2042	374,940
392,877	Loan ID 200960	Fixed	3.500%	1/1/2043	328,095
186,445	Loan ID 200961	Fixed	4.750%	6/1/2043	164,113
217,656	Loan ID 200962	Fixed	4.250%	10/1/2044	184,661
122,625	Loan ID 200963	Fixed	4.750%	9/1/2044	106,993
369,176	Loan ID 200964	Fixed	3.750%	7/1/2043	315,054
214,176	Loan ID 200965	Fixed	4.125%	11/1/2044	180,416
151,736	Loan ID 200966	Fixed	4.875%	7/1/2044	128,638
98,426	Loan ID 200968	Fixed	4.250%	11/1/2044	72,665
375,957	Loan ID 200969	Fixed	4.875%	8/1/2043	337,824
137,792	Loan ID 200972	Fixed	4.750%	2/1/2044	123,910
159,501	Loan ID 200974	Fixed	4.250%	10/1/2044	140,362
59,162	Loan ID 200975	Fixed	4.750%	12/1/2044	52,798
207,756	Loan ID 200976	Fixed	4.500%	12/1/2044	176,423
363,903	Loan ID 200977	Fixed	4.875%	9/1/2044	323,308
125,304	Loan ID 200978	Fixed	4.625%	11/1/2044	110,249
184,399	Loan ID 200980	Fixed	4.250%	11/1/2044	163,663
320,185	Loan ID 200981	Fixed	4.625%	11/1/2044	289,828
148,147	Loan ID 200982	Fixed	4.375%	11/1/2044	92,660
228,664	Loan ID 200983	Fixed	4.375%	8/1/2044	196,788
158,774	Loan ID 200984	Fixed	5.000%	10/1/2043	137,564
268,852	Loan ID 200985	Fixed	4.250%	12/1/2044	240,364
159,592	Loan ID 200986	Fixed	4.250%	12/1/2044	135,352
118,427	Loan ID 200987	Fixed	4.625%	10/1/2044	100,778
234,825	Loan ID 200989	Fixed	3.750%	6/1/2029	185,811
297,630	Loan ID 200992	Fixed	4.125%	5/1/2043	254,847
175,872	Loan ID 200993	Fixed	2.004%	7/15/2049	123,923
207,326	Loan ID 200994	Fixed	4.125%	5/1/2053	173,028
202,071	Loan ID 200995	Fixed	2.750%	5/1/2047	157,566
58,930	Loan ID 200996	Fixed	2.500%	8/1/2048	38,387
101,583	Loan ID 200997	Fixed	2.000%	3/1/2051	76,349
373,312	Loan ID 200998	Fixed	3.250%	12/1/2050	291,427
101,322	Loan ID 200999	Fixed	4.250%	4/1/2044	81,573
76,834	Loan ID 201000	Fixed	5.125%	2/1/2039	68,425
104,439	Loan ID 201001	Fixed	7.413%	9/1/2037	93,191
37,473	Loan ID 201002 **	Fixed	0.000%	10/1/2024	32,278
38,161	Loan ID 201003 **	Fixed	0.000%	12/1/2024	32,870
136,650	Loan ID 201005	Fixed	4.750%	7/1/2041	118,529
45,109	Loan ID 201006	Fixed	6.875%	3/1/2038	38,942

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$83,521	Loan ID 201007	Fixed	7.125%	4/1/2037	$71,471
80,319	Loan ID 201008	Fixed	7.125%	10/1/2038	72,075
77,313	Loan ID 201009 **	Fixed	0.000%	4/1/2033	66,754
84,165	Loan ID 201010	Fixed	5.500%	4/1/2039	74,963
51,293	Loan ID 201011 **	Fixed	0.000%	2/1/2023	44,348
47,947	Loan ID 201012	Fixed	7.500%	12/1/2038	42,695
58,275	Loan ID 201013	Fixed	7.500%	12/1/2038	51,891
100,591	Loan ID 201014 **	Fixed	0.000%	2/1/2033	86,704
21,072	Loan ID 201015 **	Fixed	0.000%	3/29/2021	18,169
108,532	Loan ID 201016	Fixed	6.500%	2/1/2036	93,989
29,953	Loan ID 201017 **	Fixed	0.000%	4/1/2032	25,801
318,683	Loan ID 201018	Fixed	6.750%	6/1/2037	286,207
104,650	Loan ID 201019	ARM	2.875%	2/1/2037	86,071
104,970	Loan ID 201020 **	Fixed	0.000%	10/1/2034	90,587
103,754	Loan ID 201021	Fixed	6.870%	8/1/2047	92,542
84,566	Loan ID 201022	ARM	2.625%	5/1/2037	73,473
149,292	Loan ID 201023	Fixed	6.450%	2/1/2036	99,188
101,604	Loan ID 201024	Fixed	9.000%	3/1/2037	89,065
193,930	Loan ID 201025	ARM	2.875%	1/1/2042	166,171
84,093	Loan ID 201026	Fixed	7.750%	12/1/2035	64,772
108,385	Loan ID 201027	Fixed	9.538%	3/1/2037	95,910
174,680	Loan ID 201028	Fixed	4.625%	4/1/2044	148,014
107,622	Loan ID 201030	Fixed	5.000%	7/1/2042	88,000
196,541	Loan ID 201031	Fixed	4.375%	12/1/2044	166,672
146,713	Loan ID 201032	Fixed	4.500%	11/1/2044	117,197
297,146	Loan ID 201033	Fixed	4.125%	12/1/2044	251,727
106,970	Loan ID 201035	Fixed	4.375%	9/1/2044	70,687
102,007	Loan ID 201036	Fixed	4.375%	12/1/2044	86,494
71,343	Loan ID 201037	Fixed	8.250%	7/1/2039	61,739
114,189	Loan ID 201038	Fixed	8.250%	5/1/2039	99,297
462,886	Loan ID 201039	ARM	4.500%	10/1/2045	300,119
286,731	Loan ID 201040	Fixed	2.000%	11/1/2045	201,995
93,584	Loan ID 201041	Fixed	3.750%	11/1/2052	79,963
118,258	Loan ID 201043	Fixed	4.000%	4/1/2039	112,281
192,019	Loan ID 201044	Fixed	4.870%	3/29/2037	167,546
116,320	Loan ID 201045	Fixed	2.000%	7/1/2037	95,029
273,359	Loan ID 201046	Fixed	2.000%	4/1/2053	203,573
112,005	Loan ID 201047	Fixed	2.000%	4/1/2053	82,133
178,833	Loan ID 201048	Fixed	2.000%	4/1/2052	150,397
498,821	Loan ID 201049	Fixed	2.000%	4/1/2052	321,624
657,869	Loan ID 201050	Fixed	2.000%	8/1/2053	511,031
279,523	Loan ID 201051	Fixed	3.174%	9/1/2053	212,527
132,135	Loan ID 201052	Fixed	2.000%	4/1/2053	85,193
67,221	Loan ID 201053	Fixed	3.860%	7/1/2053	56,660

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$220,767	Loan ID 201054	Fixed	2.400%	5/17/2050	$179,840
614,944	Loan ID 201056	Fixed	2.000%	7/1/2054	504,092
174,485	Loan ID 201057	Fixed	2.000%	1/1/2050	132,062
144,719	Loan ID 201058	Fixed	2.500%	8/1/2037	118,592
139,372	Loan ID 201059	Fixed	2.000%	4/1/2053	104,913
121,804	Loan ID 201060	ARM	2.625%	7/1/2035	101,811
89,246	Loan ID 201061	Fixed	3.000%	3/1/2050	74,955
123,993	Loan ID 201062	Fixed	3.100%	4/1/2047	101,932
129,027	Loan ID 201063	Fixed	4.000%	9/1/2047	99,443
52,511	Loan ID 201064	Fixed	2.000%	12/1/2052	37,966
221,448	Loan ID 201065	Fixed	3.000%	7/1/2037	151,678
239,368	Loan ID 201066	Fixed	4.250%	12/1/2046	205,560
451,881	Loan ID 201067	Fixed	4.750%	1/1/2044	389,640
308,927	Loan ID 201068	Fixed	5.250%	5/1/2044	273,721
72,776	Loan ID 201069	Fixed	4.625%	12/1/2044	65,926
641,003	Loan ID 201070	Fixed	4.250%	2/1/2045	555,787
186,518	Loan ID 201071	Fixed	4.625%	11/1/2044	154,739
130,176	Loan ID 201072	Fixed	3.500%	3/1/2028	97,403
57,745	Loan ID 201073	Fixed	3.125%	4/1/2023	45,675
99,892	Loan ID 201075	Fixed	4.375%	10/1/2044	85,816
132,477	Loan ID 201076	Fixed	3.500%	12/1/2042	106,532
140,834	Loan ID 201077	Fixed	3.625%	7/1/2044	111,596
111,192	Loan ID 201078	Fixed	3.990%	7/1/2042	89,522
274,726	Loan ID 201081	ARM	3.000%	10/1/2044	226,345
128,449	Loan ID 201082	Fixed	3.875%	12/1/2044	111,482
375,172	Loan ID 201083	Fixed	5.375%	2/1/2044	314,282
235,263	Loan ID 201084	Fixed	5.000%	8/1/2038	197,112
152,557	Loan ID 201086	Fixed	4.625%	11/1/2044	136,660
282,338	Loan ID 201089	Fixed	4.000%	8/1/2044	241,882
261,866	Loan ID 201090	Fixed	3.625%	11/1/2044	224,878
165,284	Loan ID 201091	Fixed	4.125%	1/1/2045	144,962
231,195	Loan ID 201092	Fixed	5.250%	9/1/2043	181,015
143,186	Loan ID 201093	Fixed	4.125%	9/1/2043	87,968
157,196	Loan ID 201094	Fixed	4.550%	3/1/2044	129,975
244,335	Loan ID 201095	Fixed	3.875%	8/1/2044	212,226
245,302	Loan ID 201097	Fixed	3.990%	1/1/2045	207,716
159,646	Loan ID 201099	Fixed	2.875%	3/1/2030	139,077
103,306	Loan ID 201100	Fixed	4.125%	7/1/2043	86,502
362,941	Loan ID 201101	Fixed	4.625%	3/1/2045	326,022
162,655	Loan ID 201103	ARM	2.875%	5/1/2044	132,459
165,788	Loan ID 201104	Fixed	4.375%	4/1/2045	140,208
305,895	Loan ID 201105	Fixed	4.250%	11/1/2044	268,121
84,165	Loan ID 201107	Fixed	5.150%	2/1/2036	73,443

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$155,748	Loan ID 201108	Fixed	4.750%	2/1/2054	$138,871
561,392	Loan ID 201110	ARM	3.375%	4/1/2037	486,928
163,992	Loan ID 201111	Fixed	3.000%	4/1/2050	143,102
261,113	Loan ID 201112	Fixed	3.750%	8/1/2037	228,393
79,705	Loan ID 201113	Fixed	5.750%	12/1/2052	69,784
111,335	Loan ID 201114	Fixed	8.087%	5/1/2054	96,911
520,934	Loan ID 201115	Fixed	4.000%	2/1/2051	433,309
82,835	Loan ID 201116	Fixed	4.250%	10/1/2052	66,281
132,984	Loan ID 201117	Fixed	4.500%	11/1/2037	108,514
219,497	Loan ID 201118	Fixed	2.000%	11/1/2054	179,806
136,747	Loan ID 201119	Fixed	4.000%	5/1/2034	118,974
56,269	Loan ID 201120	Fixed	4.500%	4/1/2037	48,804
97,305	Loan ID 201121	Fixed	2.000%	11/1/2048	72,947
87,847	Loan ID 201122	Fixed	4.750%	11/1/2048	76,578
177,471	Loan ID 201123	Fixed	2.000%	7/1/2054	135,973
259,620	Loan ID 201124	Fixed	4.000%	4/1/2040	237,597
435,652	Loan ID 201126	Fixed	6.500%	4/1/2049	367,392
85,509	Loan ID 201127	ARM	2.625%	4/1/2037	68,186
283,258	Loan ID 201128	Fixed	2.000%	10/1/2036	232,761
162,384	Loan ID 201129	Fixed	4.875%	6/1/2051	133,575
126,455	Loan ID 201130	Fixed	4.850%	2/1/2038	110,896
117,918	Loan ID 201131	Fixed	5.353%	5/1/2053	105,261
175,084	Loan ID 201132	Fixed	2.000%	7/1/2037	143,036
156,187	Loan ID 201133	Fixed	2.000%	6/1/2051	127,598
203,449	Loan ID 201134	Fixed	2.000%	10/1/2053	168,030
545,401	Loan ID 201135	Fixed	2.000%	6/1/2051	415,035
536,120	Loan ID 201136	Fixed	2.000%	2/1/2036	443,092
320,129	Loan ID 201137	Fixed	2.000%	12/1/2052	265,419
61,734	Loan ID 201138	Fixed	4.250%	3/1/2034	54,152
167,545	Loan ID 201139	Fixed	2.000%	11/1/2053	132,643
164,154	Loan ID 201140	Fixed	4.870%	1/1/2038	135,380
146,959	Loan ID 201141	Fixed	2.000%	5/1/2052	110,745
456,983	Loan ID 201142	Fixed	2.000%	9/1/2035	381,980
93,893	Loan ID 201143	Fixed	2.000%	11/1/2037	76,476
105,306	Loan ID 201144	Fixed	2.000%	9/1/2045	86,735
233,433	Loan ID 201145	Fixed	4.000%	4/1/2051	202,410
133,390	Loan ID 201146	Fixed	4.875%	8/1/2054	117,049
112,450	Loan ID 201147	Fixed	2.000%	11/1/2051	94,503
100,759	Loan ID 201148	Fixed	3.950%	10/1/2042	88,253
281,826	Loan ID 201149	Fixed	5.719%	6/1/2051	245,716
127,035	Loan ID 201150	Fixed	2.000%	7/1/2037	105,136
429,687	Loan ID 201151	Fixed	5.000%	5/1/2049	376,546
487,683	Loan ID 201152	Fixed	2.000%	8/1/2050	396,542
253,839	Loan ID 201153	Fixed	3.000%	6/1/2050	229,702

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$64,611	Loan ID 201154	ARM	4.500%	11/1/2041	$56,311
98,211	Loan ID 201155	Fixed	2.000%	11/1/2053	79,590
65,914	Loan ID 201156	Fixed	3.000%	4/1/2050	54,248
295,386	Loan ID 201157	Fixed	4.000%	3/1/2055	258,056
303,020	Loan ID 201158	Fixed	2.000%	8/1/2052	252,283
72,992	Loan ID 201159	Fixed	2.000%	6/1/2039	52,761
206,540	Loan ID 201160	Fixed	3.000%	10/1/2049	171,884
301,642	Loan ID 201161	Fixed	2.000%	6/1/2054	233,173
146,516	Loan ID 201162	Fixed	2.125%	12/1/2052	110,080
388,539	Loan ID 201163	Fixed	3.000%	12/1/2049	318,211
169,113	Loan ID 201164	Fixed	3.000%	11/1/2051	154,550
118,928	Loan ID 201165	Fixed	4.750%	1/1/2044	104,531
122,354	Loan ID 201166	Fixed	2.000%	12/1/2054	102,108
446,097	Loan ID 201168	Fixed	2.000%	4/1/2052	365,182
113,682	Loan ID 201169	Fixed	5.934%	9/1/2037	100,221
70,316	Loan ID 201170	Fixed	3.365%	7/1/2037	59,197
71,327	Loan ID 201171	Fixed	2.000%	5/1/2051	56,312
106,443	Loan ID 201172	Fixed	3.000%	6/1/2050	97,189
111,542	Loan ID 201173	Fixed	2.000%	11/1/2047	86,290
151,469	Loan ID 201174	Fixed	4.750%	1/1/2053	118,901
66,445	Loan ID 201175	Fixed	3.000%	9/1/2044	54,855
137,259	Loan ID 201176	Fixed	4.250%	8/1/2053	119,671
276,127	Loan ID 201177	Fixed	2.000%	7/1/2046	226,297
313,380	Loan ID 201178	Fixed	3.193%	6/1/2051	231,354
305,848	Loan ID 201179	Fixed	2.000%	5/1/2051	236,797
425,592	Loan ID 201180	Fixed	2.000%	6/1/2053	348,160
333,103	Loan ID 201181	Fixed	4.500%	4/1/2034	289,792
53,188	Loan ID 201182	Fixed	3.290%	3/1/2034	44,971
138,099	Loan ID 201183	Fixed	2.375%	10/1/2052	108,154
65,065	Loan ID 201184	Fixed	4.000%	6/1/2049	57,179
267,256	Loan ID 201185	Fixed	5.760%	10/1/2053	232,659
84,270	Loan ID 201187	Fixed	2.000%	11/1/2048	64,258
636,898	Loan ID 201188	Fixed	2.000%	8/1/2052	515,454
106,816	Loan ID 201189	Fixed	4.500%	12/1/2051	94,645
164,281	Loan ID 201190	Fixed	4.250%	6/1/2051	144,181
214,202	Loan ID 201191	Fixed	3.000%	2/1/2037	179,502
122,039	Loan ID 201192	Fixed	2.000%	2/1/2051	98,180
236,319	Loan ID 201193	Fixed	2.000%	5/1/2051	184,137
336,183	Loan ID 201194	Fixed	2.000%	6/1/2054	259,527
151,773	Loan ID 201195	Fixed	3.500%	5/1/2036	130,154
654,511	Loan ID 201196	Fixed	2.000%	11/1/2036	537,617
184,978	Loan ID 201197	Fixed	5.125%	8/1/2037	162,500
52,110	Loan ID 201198	Fixed	4.125%	9/1/2053	45,518
347,743	Loan ID 201199	Fixed	3.000%	11/1/2046	293,371

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 92.4% (Continued)
$300,304	Loan ID 201200	Fixed	4.500%	3/1/2044	$268,811
300,508	Loan ID 201201	Fixed	4.500%	8/1/2044	264,128
198,544	Loan ID 201202	Fixed	3.750%	8/1/2044	164,749
130,277	Loan ID 201203	Fixed	3.875%	12/1/2044	109,798
469,636	Loan ID 201204	Fixed	3.750%	4/1/2045	421,478
155,072	Loan ID 201205	Fixed	4.625%	1/1/2045	139,574
135,010	Loan ID 201206	Fixed	3.990%	4/1/2045	116,627
416,860	Loan ID 201207	Fixed	4.625%	8/1/2051	354,800
119,143	Loan ID 201208	Fixed	4.625%	4/1/2045	105,659
185,782	Loan ID 201209	Fixed	4.250%	4/1/2045	156,891
180,506	Loan ID 201210	Fixed	3.500%	12/1/2042	154,758
135,181	Loan ID 201211	Fixed	4.125%	7/1/2044	118,564
372,324	Loan ID 201212	Fixed	4.625%	3/1/2045	320,536
210,343	Loan ID 201213	Fixed	4.875%	8/1/2044	183,398
572,573	Loan ID 201214	ARM	2.875%	9/1/2043	446,781
144,172	Loan ID 201215	Fixed	3.250%	3/1/2043	114,267
278,854	Loan ID 201216	Fixed	3.500%	2/1/2043	221,886
	TOTAL MORTGAGE NOTES (Cost - $146,113,438)*				148,189,668

	OTHER INVESTMENTS* (Cost - $476,916)(a) - 0.3%				487,243

	TOTAL INVESTMENTS (Cost - $146,590,354)(a) - 92.7%				$148,676,911
	CASH AND OTHER ASSETS LESS LIABILITIES - 7.3%				11,705,587
	NET ASSETS - 100.0%				$160,382,498

ARM - Adjustable Rate Mortgage

*	Illiquid Securities, priced by fair value method approved by Board

**	Non income producing security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same as there are no book to tax differences.

Unrealized appreciation:	$4,666,773
Unrealized depreciation:	(2,580,216)
Net unrealized appreciation:	$2,086,557

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Assets and Liabilities
September 30, 2015

Assets:
Investments at Value (identified cost $146,590,354)	$148,676,911
Cash	20,495,037
Interest Receivable	2,105,573
Receivable for Securities Sold and Principal Paydowns	2,665,648
Receivable for Fund Shares Sold	181,690
Prepaid Expenses and Other Assets	302,368
Total Assets	174,427,227

Liabilities:
Line of Credit	13,521,750
Accrued Advisory Fees	121,656
Accrued Shareholder Servicing Fees	2,124
Accrued Expenses and Other Liabilities	399,199
Total Liabilities	14,044,729

Net Assets	$160,382,498

Composition of Net Assets:
At September 30, 2015, Net Assets consisted of:
Paid-in-Beneficial Interest	$153,285,234
Accumulated Net Realized Gain From Investments	5,010,707
Net Unrealized Appreciation on Investments	2,086,557
Net Assets	$160,382,498

Net Asset Value Per Share
Net Assets	$160,382,498
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	13,914,798
Net Asset Value and Repurchase Price per Share	$11.53
Offering Price per Share (Maximum sales charge of 4.50%)	$12.07

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Operations
For the Year Ended September 30, 2015

Investment Income:
Interest Income	$8,386,251
Total Investment Income	8,386,251

Expenses:
Investment Advisory Fees	1,563,374
Security Servicing Fees	483,016
Interest Expense	338,290
Adviser Transition Services	303,738
Administration Fees	159,074
Audit Fees	157,468
Transfer Agent Fees	141,288
Legal Fees	103,950
Custody Fees	98,161
Trustees’ Fees	88,941
Printing Expense	75,962
Non Rule 12b-1 Shareholder Servicing Expense	64,735
Registration and Filing Fees	47,000
Fund Accounting Fees	45,988
Line of Credit Fees	40,103
Chief Compliance Officer Fees	25,793
Insurance Expense	17,308
Other Loan Servicing Fees	10,680
Shareholder Servicing Fees	1,124
Miscellaneous Expense	1,906
Total Expenses	3,767,899
Less: Expenses Waived by Adviser	(470,514)
Net Expenses	3,297,385
Net Investment Income	5,088,866

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	5,577,999
Net Change in Unrealized Appreciation on Investments	1,042,946
Net Realized and Unrealized Gain on Investments	6,620,945

Net Increase in Net Assets Resulting From Operations	$11,709,811

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	September 30, 2015	September 30, 2014

Operations:
Net Investment Income	$5,088,866	$3,438,040
Net Realized Gain on Investments	5,577,999	530,177
Net Change in Unrealized Appreciation on Investments	1,042,946	828,698
Net Increase in Net Assets
Resulting From Operations	11,709,811	4,796,915

Distributions to Shareholders From:
Net Investment Income ($0.44 and $0.56 per share, respectively)	(5,481,291)	(3,757,137)
Net Realized Gains ($0.04 and $0.05 per share, respectively)	(496,914)	(254,224)
Total Distributions to Shareholders	(5,978,205)	(4,011,361)

Beneficial Interest Transactions:
Proceeds from Shares Issued	63,006,549	71,268,179
Distributions Reinvested	3,206,422	2,305,559
Cost of Shares Redeemed	(20,172,498)	(5,735,581)
Total Beneficial Interest Transactions	46,040,473	67,838,157

Total Increase in Net Assets	51,772,079	68,623,711

Net Assets:
Beginning of Period	108,610,419	39,986,708
End of Period (including accumulated net investment income (loss) of $(476,009) and $0, respectively)	$160,382,498	$108,610,419

Share Activity
Shares Issued	5,565,739	6,469,996
Shares Reinvested	283,130	209,971
Shares Redeemed	(1,769,354)	(521,780)
Net Increase in Shares of Beneficial Interest Outstanding	4,079,515	6,158,187

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Cash Flows
For the Year Ended September 30, 2015

Increase (Decrease) in Cash
Cash Flows Provided by (Used for) Operating Activities:
Net Increase in Net Assets Resulting from Operations	$11,709,811

Adjustments to Reconcile Net Increase in Net Assets Resulting from
Operations to Net Cash Used for Operating Activities:

Purchases of Long-Term Portfolio Investments	(78,524,491)
Proceeds from Sale of Long-Term Portfolio Investments and Principal Paydowns	45,573,166
Increase in Interest Receivable	(818,220)
Increase in Receivable for Securities Sold and Principal Paydowns	(2,063,162)
Decrease in Receivable for Fund Shares Sold	80,071
Increase in Prepaid Expenses and Other Assets	(227,962)
Increase in Accrued Advisory Fees	56,751
Increase in Accrued Shareholder Servicing Fees	1,124
Increase in Accrued Expenses and Other Liabilities	316,433
Net Amortization on Investments	(1,339,361)
Net Realized Gain on Investments	(5,577,999)
Change in Unrealized Appreciation on Investments	(1,042,946)

Net Cash Used for Operating Activities	(31,856,785)

Cash Flows Provided by (Used for) / Financing Activities:
Proceeds from Sale of Shares	63,006,549
Redemption of Shares	(20,172,498)
Dividends Paid to Shareholders, Net of Reinvestments	(2,771,783)
Proceeds from Line of Credit	37,935,889
Payments on Line of Credit	(27,914,139)
Net Cash Provided by Financing Activities	50,084,018

Net Increase in Cash	18,227,233
Cash at Beginning of Period	2,267,804
Cash at End of Period	$20,495,037

Supplemental Disclosure of Cash Flow Information:

Non-Cash Financing Activities Included Reinvestment of Distributions During the Fiscal Period of $3,206,422

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year		Year		Year	Period
	Ended		Ended		Ended	Ended
	September 30, 2015		September 30, 2014		September 30, 2013	September 30, 2012**

Net Asset Value, Beginning of Period	$11.04		$10.87		$10.58	$10.00

From Operations:
Net investment income (a)	0.41		0.51		0.50	0.33
Net gain from investments (both realized and unrealized)	0.56		0.27		0.28	0.44
Total from operations	0.97		0.78		0.78	0.77

Distributions to shareholders from:
Net investment income	(0.44)		(0.56)		(0.42)	(0.19)
Net realized gains	(0.04)		(0.05)		(0.07)	—
Total distributions	(0.48)		(0.61)		(0.49)	(0.19)

Net Asset Value, End of Period	$11.53		$11.04		$10.87	$10.58

Total Return (b)	8.86%		7.29%		7.42%	7.70	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$160,382		$108,610		$39,987	$11,756
Ratio of gross expenses to average net assets	2.67	% (e)(f)	2.32	% (e)	3.20%	9.42	% (c)
Ratio of net expenses to average net assets	2.33	% (e)(f)	1.91	% (e)	1.85%	1.85	% (c)
Ratio of net investment income to average net assets	3.54	% (e)(f)	4.68	% (e)	4.61%	4.21	% (c)
Portfolio turnover rate	2.58%		8.37%		11.68%	1.50	% (d)

**	The Fund commenced operations on December 30, 2011.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Ratio includes 0.27% and 0.06% for the year ended September 30, 2015 and September 30, 2014, respectively, that attributed to interest expenses and fees.

(f)	Ratio includes 0.21% for the year ended September 30, 2015 that attributed to adviser transition expenses.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Notes to Financial Statements
September 30, 2015

1.	ORGANIZATION

Vertical Capital Income Fund (the “Fund”), was organized as a Delaware statutory trust on April 8, 2011 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to seek income. The Fund commenced operations on December 30, 2011. The Fund currently offers shares at net asset value plus a maximum sales charge of 4.50%. On June 22, 2015, the Board of Trustees (the “Board’) of the Fund terminated the investment advisory agreement with Vertical Capital Asset Management, LLC (“VCAM”). The Board determined, based on information provided by VCAM, that VCAM lacked sufficient resources to meet its obligations to the Fund, and failed to adequately monitor the actions of its affiliate Vertical Recovery Management (“VRM”) in its duties as the servicing agent of the mortgage notes held by the Fund. Effective July 6, 2015, Behringer Advisors, LLC (the “Advisor”) serves as the Fund’s investment adviser.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

Mortgage Notes – During the year ended September 30, 2015, the Fund utilized a proprietary discounted cash flow model approved by the Fund’s Board of Trustees (“the Board”) to value its Mortgage Notes. The model was used daily by the adviser to calculate the net present value of discounted cash flows based on a combination of servicing data (maturity dates, rates, loan type, etc.) that was fed into the pricing model along with various readily available inputs including yield curves, prepayment speeds, default rates and loss severity assumptions. The future expected cash flows and related treasury yields were also utilized to compare with each individual Mortgage Note yield in the model. That yield was determined as a spread to the interpolated treasury curve, based on market knowledge of the collateral type, prepayment history, average life, and credit quality. The combination of loan level criteria and daily market adjustments produced a daily price for each Mortgage Note relative to current public market conditions.

Prior to purchase, each Mortgage Note goes through a due diligence process that includes considerations such as underwriting borrower credit, employment history, property valuation, and delinquency history with an overall emphasis on repayment of the Mortgage Notes. The purchase price of the Mortgage Notes reflects the overall risk relative to the findings of this due diligence process.

The Fund invests primarily in Mortgage Notes secured by residential real-estate. The market or liquidation value of each type of residential real-estate collateral may be adversely affected by numerous factors, including rising interest rates; changes in the national, state and local economic climate and real-estate conditions; perceptions of prospective buyers of the safety, convenience and attractiveness of the properties; maintenance and insurance costs; changes in real-estate taxes and other expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the borrowers.

The Fund’s investments in Mortgage Notes are subject to liquidity risk because there is a limited secondary market for Mortgage Notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2015

Securities for which current market quotations are not readily available, such as the Mortgage Notes the Fund invests in, or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. As described above, the Mortgage Notes, which are fair valued daily, are priced by the Adviser and through a proprietary discounted cash flow model, under the direction of the Board.

The Fund’s management contracted with LCAP Advisors to create an asset valuation model along with policies and maintenance procedures for the Fund. The valuation procedures and the Model are reviewed and maintained on a daily basis within the management of the Fund. Any calibrations or adjustments to the model that may be necessary are done on an as needed basis to facilitate fair pricing. Financial markets are monitored daily by the Advisor relative to interest rate environment along with third party data from the U.S. Department of the Treasury, Reuters and Moody’s which is uploaded into the pricing model along with a daily loan servicing tape. In addition to the readily available data from the financial markets, the Advisor uses a number of pricing criteria that represent the Advisor’s credit and collateral underwriting experience related to mortgage notes to fairly value the Mortgage Notes.

Subsequent to September 30, 2015, the Fund’s management contracted with Mortgage Industry Advisory Corporation (“MIAC”) to provide asset valuation services previously provided by LCAP Advisors.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical and/or similar assets and liabilities that the Fund has the ability to access.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for similar investments or identical investments in an active market, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used as of September 30, 2015 for the Fund’s assets measured at fair value:

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2015

Assets	Level 1	Level 2	Level 3	Total
Mortgage Notes	$—	$—	$148,189,668	$148,189,668
Other Investments		—	487,243	$487,243
Total	$—	$—	$148,676,911	$148,676,911

There were no transfers between levels during the current period presented. It is the Fund’s policy to record transfers into or out of levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Mortgage Notes	Other Investments	Total
Beginning Balance	$107,654,564	$110,716	$107,765,280
Net realized gain (loss)	5,583,125	(5,126)	5,577,999
Change in unrealized appreciation (depreciation)	1,036,495	6,451	1,042,946
Cost of purchases	78,489,207	35,284	78,524,491
Proceeds from sales and principal pay	(45,458,561)	(114,605)	(45,573,166)
Amortization	1,335,538	3,823	1,339,361
Net Transfers in/out of level 3	(450,700)	450,700	—
Ending balance	$148,189,668	$487,243	$148,676,911

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2015 is $1,064,072.

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of September 30, 2015. The table is not all inclusive, but provides information on the significant Level 3 inputs.

					Weighted
				Range of	Average of
			Unobservable	Unobservable	Unobservable
	Value	Valuation Technique	Inputs	Inputs	Inputs
Mortgage Notes	$148,189,668	Comprehensive pricing model with emphasis on discounted cash flows	Constant prepayment rate	0-200	3.21
			Comparability adjustment	-1.5% - 27.3%	5.8%
Other Investments	487,243	Market comparable	Sales prices	$149-$173 sq/ft	$159 sq/ft
Closing Balance	$148,676,911

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Security Transactions and
Investment Income –	Impact to Value if	Impact to Value if Input
Investment security	Input Increases	Decreases
Constant prepayment rate	Increase	Decrease
Comparability adjustment	Decrease	Increase

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2015

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Interest Income on Non-Accrual Loans – The Fund discontinues the accrual of interest on loans when, in the opinion of management, there is an assessment that the borrower will likely be unable to meet all contractual payments as they become due.

Credit Facility – On February 5, 2013, the Fund entered into a revolving line of credit agreement with Sunwest Bank for investment purposes and to help maintain the Fund’s liquidity, subject to the limitations of the 1940 Act for borrowings. On May 27, 2015, the Fund entered into an amendment to the credit agreement whereby, the maximum amount of borrowing allowed under the agreement increased to the lesser of $15,000,000 or 33 1/3% of the Fund’s gross assets. The Fund is charged an annual fee of $25,000 for this agreement. Borrowings under this agreement bear interest at a rate equal to the Wall Street Journal Prime, with a floor rate of 3.25%, per annum, on the outstanding principal balance. During the year ended September 30, 2015, the Fund utilized the line of credit. The average amount of borrowing for the period was $9,373,093 and the total interest expense for the year ended was $338,290. As of September 30, 2015, the Fund had an outstanding loan balance of $13,521,750.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Fund in its 2012-2014 tax returns or expected to be taken in the Fund’s 2015 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid monthly and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains not previously distributed, if any, annually. The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, management of the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2015

3.	INVESTMENT IN RESTRICTED SECURITIES

Notes secured by a mortgage or deed of trust held by the Fund (“Restricted Securities”), while exempt from registration under the Securities Act of 1933 (the “1933 Act”), are subject to certain restrictions on resale and cannot be sold publicly. The Fund may invest in Restricted Securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in Restricted Securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The Fund has no rights to compel the obligor or issuer of a Restricted Security to register such a Restricted Security under the 1933 Act.

4.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.

Advisory Fees – Pursuant to an Interim Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs certain of the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund. For the year ended September 30, 2015, the Advisor earned advisory fees of $461,208, and VCAM earned advisory fees of $1,102,166.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until January 31, 2017, so that the total annual operating expenses of the Fund do not exceed 1.85% of the average daily net assets of the Fund. The Fund incurred expenses totaling $303,738 during the year ended September 30, 2015 associated with the transition to the new Advisor. These transition expenses are not subject to the operating expense limitation. VCAM had contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until January 31, 2016, so that the total annual operating expenses of the Fund did not exceed 1.85% of the average daily net assets of the Fund and 2.50% through at least April 30, 2024. This agreement with VCAM terminated June 22, 2015. Waivers and expense reimbursements may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived. For the year ended September 30, 2015, the Advisor waived advisory fees of $178,366 that are subject to recapture which will expire on September 30, 2018 and VCAM waived advisory fees of $292,148.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Fund has adopted, on behalf of the Fund, a Shareholder Servicing Plan to pay for certain shareholder services. Under the Plan, the Fund will pay 0.01% per year of its average daily net assets for such shareholder service activities. For the year ended September 30, 2015, the Fund incurred shareholder servicing fees of $1,124.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2015

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Security Servicing Agent – The Fund pays a fee for the collections from and maintenance of its securities by providing services such as contacting delinquent borrowers and managing the foreclosure process or other recovery processes for the Fund in the event of a borrower’s default. For the year ended September 30, 2015, the Fund incurred total security servicing fees of $483,016. The Fund transitioned its loan servicing to Statebridge Company, LLC (“Statebridge”), an unaffiliated party, in July 2015. The Fund paid Statebridge security servicing fees totaling, $164,702 during the year ended September 30, 2015. The Fund also paid VRM, an affiliate of VCAM, and the prior security servicing agent, security servicing fees totaling $318,314 during the year ended September 30, 2015.

Trustees – The Fund pays each Trustee who is not affiliated with the Fund or advisor a quarterly fee of $5,000, as well as reimbursement for any reasonable expenses incurred attending meetings. The “interested persons” who serve as Trustees of the Fund receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Fund.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales and paydowns of securities, other than U.S. Government securities and short-term investments, for the year ended September 30, 2015 amounted to $78,524,491 and $45,573,166, respectively.

6.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended September 30, 2015, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% (and an additional 2% at the Fund’s discretion) of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase	Repurchase	Repurchase	Repurchase
	Offer #1	Offer #2	Offer #3	Offer #4
Commencement Date	09/12/14	12/15/14	03/20/15	06/15/15
Repurchase Request Deadline	10/17/14	01/20/15	04/24/15	07/21/15
Repurchase Pricing Date	10/17/14	01/20/15	04/24/15	07/21/15
Net Asset Value as of Repurchase Pricing Date	$11.31	$11.40	$11.51	$11.31
Amount Repurchased	$1,976,379	$1,798,754	$8,378,813	$8,018,552
Percentage of Outstanding Share Repurchased	1.74%	1.31%	5.41%	5.00%

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2015

The following repurchase offer occurred subsequent to the reporting period:

Repurchase
Offer
09/11/15
10/16/15
10/16/15
$12.35
$8,668,005

5.00%

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2015	September 30, 2014
Ordinary Income	$5,734,414	$3,881,567
Long-Term Capital Gain	243,791	129,794
	$5,978,205	$4,011,361

As of September 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$765,647	$4,245,060	$—	$—	$—	$2,086,557	$7,097,264

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, resulted in reclassification for the period ended September 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$392,425	$(392,425)

8.	AFFILIATED BROKER COMMISSIONS

During the year ended September 30, 2015, Vertical Recovery Management LLC, an affiliate of VCAM, provided execution support and trade settlement services on behalf of the Fund and received $779,032 in trade-related payments and fees (brokerage commissions).

9.	CHANGE OF SERVICE PROVIDER

On September 9, 2015, at an in person meeting, the Audit Committee of the Board of Trustees and the full Board of Trustees of Vertical Capital Income Fund approved engaging KPMG LLP as the Fund’s independent registered public

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2015

accountants for the fiscal year ending September 30, 2015. KPMG LLP accepted its appointment on September 17, 2015.

10.	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that other than those disclosed in these financial statements, there were no other subsequent events to report through the issuance of these financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Vertical Capital Income Fund:

We have audited the accompanying statement of assets and liabilities of Vertical Capital Income Fund (the Fund), including the portfolio of investments, as of September 30, 2015, and the related statements of operations, changes in net assets, financial highlights, and cash flows for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets for the year ended September 30, 2014 and financials highlights for each of the years in the two-year period then ended and for the period December 30, 2011 (commencement of operations) through September 30, 2012 of Vertical Capital Income Fund were audited by other auditors whose report thereon dated November 28, 2014, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vertical Capital Income Fund as of September 30, 2015, the results of its operations, changes in net assets, financial highlights, and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Dallas, Texas
November 30, 2015

Supplemental Information (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT*

The Investment Advisory Agreement (“New Agreement”) was approved by a majority of the Board, including the Independent Trustees, at an in-person meeting held on June 29, 2015. The Board reviewed the materials provided by the Advisor in advance of the meeting. The Trustees were assisted by independent legal counsel throughout the New Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Agreement.

Nature, Extent and Quality of Services. The Trustees discussed the Advisor’s history and portfolio management experience. They noted that the Advisor and its affiliates currently serves a variety of retail, registered investment advisers and institutional investor clients, managing approximately $787 million in assets across its non-listed real-estate investment trust (“REIT”), closed-end funds and DST/Net Lease platform (a real-estate related investment vehicle). The Trustees reviewed the background and experience of the Advisor’s team proposed to advise and service the Fund. They noted that although the Advisor had not provided advisory services to a registered investment company directly, they considered the varied and extensive experience of the portfolio management and compliance teams, and the Advisor’s ability to leverage the experience and expertise of its affiliates to the benefit of the Fund and shareholders. The Trustees discussed the investment advisory and related services to be provided to the Fund noting that the Advisor would oversee the day-to-day operations of the Fund, provide a variety of investment advisory services including execution and management of the Fund’s investment portfolio, and provide oversight and compliance. They considered that although the Advisor does not have experience in the residential mortgage markets, it does have previous experience with REIT and real-estate related investments. The Trustees noted positively the significant support the Advisor has in the Advisor-affiliated entities which further strengthen the services available to the Fund and shareholders. The Trustees discussed the Advisor’s proposal for the ongoing management and implementation of strategy changes for the Fund over time, and agreed that it had given thoughtful consideration to the development of a strategic and promising plan for the Fund. After further discussion, the Trustees concluded that the Advisor has the potential to provide advisory services to the Fund in line with the Board’s expectations.

Performance. The Trustees reviewed the performance of a variety of accounts currently managed by the Advisor. They noted that the Advisor does not currently manage a fund with a strategy substantially similar to that of the Fund, so the performance information provided was merely illustrative of the Advisor’s general capabilities. They also reviewed the performance of multiple REITs managed by the Advisor noting the positive returns in each period shown. The Trustees considered that while the Advisor does not have experience in the residential mortgage market, its experience and successful track record in the commercial real-estate and REIT markets suggest it has the capacity to provide positive returns for shareholders.

Fees and Expenses. The Trustees noted that the Advisor proposed to charge an advisory fee of 1.25%, equal to that currently paid by the Fund. They considered that the proposed fee was higher than the Morningstar category of real-estate related funds average but within the range of fees of the peer group. The Trustees noted that Morningstar does not have a closed-end interval fund category and, therefore, the Morningstar comparison, while informative is not directly on point as to the relative reasonableness of the proposed fee. The Trustees further considered that the Advisor would maintain a contractual fee waiver until January 31, 2017 limiting the Fund’s total expense ratio to 1.85%. After further discussion, the Trustees concluded that the proposed advisory fee was reasonable.

Profitability. The Trustees reviewed a profitability analysis provided by the Advisor, and discussed the Advisor’s estimated profitability in connection with its relationship with the Fund. They noted that the Advisor anticipates realizing a net profit during the initial term of the New Agreement but agreed that the amount of profit was not excessive in terms of actual dollars or as a percentage of revenue. The Trustees further noted that the Advisor had agreed, if shareholders approve the New Agreement, to pay a portion of an existing shortfall in the Fund’s mortgage loan servicing account. They considered that the Advisor’s profitability analysis did not take this expense into account, and if it had, the Advisor would realize a net loss in connection with its relationship with the Fund for the first year. After further discussion, the Trustees concluded the Advisor’s estimated profitability was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees noted the absence of breakpoints in the Advisor’s fee proposal. They considered the Advisor’s representation that the Fund could benefit from economies as certain expenses of the Fund will be leveraged across the Advisor’s shared services platform and firm resources. After further discussion, the Trustees agreed that the matter of economies of scale would be revisited in connection with the renewal of the New Agreement as the Advisor’s costs are more clearly identified and prospects for Fund growth are better understood.

Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the New Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the New Agreement is in the best interests of the shareholders of Vertical Capital Income Fund.

PROXY VOTE

At a Special Meeting of Shareholders of the Fund, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, October 30, 2015, shareholders of record as of the close of business on September 4, 2015 voted to approve the following proposal:

Proposal 1: To Elect a new Trustee

Shares Voted	Shares Voted Against
In Favor	or Abstentions
12,293,980	878,966

At a Special Meeting of Shareholders of the Fund, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Monday, November 16, 2015, shareholders of record as of the close of business on September 4, 2015 voted to approve the following proposal:

Proposal: To approve a new investment Advisory Agreement between the Fund and Behringer Advisors, LLC.

Shares Voted	Shares Voted Against
In Favor	or Abstentions
6,909,137	255,810

Vertical Capital Income Fund
Supplemental Information (Continued)
September 30, 2015 (Unaudited)

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 80 Arkay Drive, Hauppauge, NY 11788.

Independent Trustees
Name (Year of Birth) Position held with the Fund* Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**
Robert J. Boulware (1956) Trustee, since August 2011 Managing Director, Pilgrim Funds, LLC (private equity fund), Sept. 2006 to present. Other Directorships: Trustee, Met Investors Series Trust (48 portfolios), March 2008 to present; Metropolitan Series Funds (30 portfolios) April 2012 to Present; Director, Gainsco Inc. (auto insurance) May 2005 to present, Trustee, Sharespost 100 Fund, March 2013 to Present.	1
Mark J. Schlafly (1961) Trustee, since August 2011 Managing Director, Russell Investments, June 2013 to present; Staff Member, Weston Center, Washington University, August 2011 to present; President and Chief Executive Officer, FSC Securities Corporation, July 2008 to April 2011; Other Directorships: None	1
T. Neil Bathon (1961) Trustee, since August 2011 Managing Partner, FUSE Research Network, LLC, (financial services industry consulting firm), Aug. 2008 to present; Managing Director, PMR Associates LLC (consulting firm), July 2006 to Present; Other Directorships: Financial Investors Variable Insurance Trust (5 portfolios), Jan. 2007 to Feb. 2010; BNY Mellon Chartable Gift Fund, July 2003 to Present	1
Interested Trustees and Officers
Robert J. Chapman *** (1947) Trustee, since August 2015 Executive Vice President, Behringer Advisors, LLC (investment adviser), a position held since July 2015. Executive Vice President, Behringer Harvard Holdings, LLC (financial services holding company) a position held since 2007. Other Directorships: None	1
Michael D. Cohen (1974)
President, since July 2015
President of Behringer Harvard Holdings, LLC, (financial services holding company) a position held since April 2015; Executive Vice President, Jan. 2013 to Apr. 2015. President of Harvard Property Trust, LLC, Apr. 2015 to present; Executive Vice President, Jan. 2011 to Apr. 2015; Senior Vice President, Sep. 2008 to Jan. 2011. Executive Vice President of Behringer Harvard Opportunity Advisors I, LLC, Jan. 2015 to present. Executive Vice President of Behringer Harvard Opportunity Advisors II, LLC, Jan. 2015 to present. Managing Director of Behringer Lodging Group, LLC, Nov. 2014 to present. Executive Vice President of Pathway Energy Infrastructure Management, LLC, Aug. 2014 to present. Director, Behringer Harvard Opportunity REIT I, Inc., July 2014 to present. Director, Behringer Harvard Opportunity REIT II, Inc., Feb. 2013 to present. Executive Vice President, Pathway Energy Infrastructure Fund, LLC, Feb 2013 to present. Chief Executive Officer of Behringer Harvard Europe Holdings, LLC. Jan. 2013 to present. Executive Vice President of Behringer Net Lease Advisors, LLC, Dec. 2012 to present. Executive Vice President of Priority Senior Secured Income Management, LLC, Oct. 2012 to present. Executive Vice President of Priority Income Fund, Inc., July 2012 to present. Other Directorships: N/A	N/A

Vertical Capital Income Fund
Supplemental Information (Continued)
September 30, 2015 (Unaudited)

Interested Trustees and Officers continued
Name (Year of Birth) Position held with the Fund* Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**
Jason Hall (1966)
Treasurer, since July 2015
Senior VP, Chief Financial Officer, Chief Accounting Officer and Treasurer, Behringer Harvard Opportunity REIT II Inc., positions held since Oct. 2014; Senior VP, Chief Accounting Officer, Treasurer, Sept. 2013 to Oct. 2014; Treasurer, Director of Financial Reporting, Senior Fund Controller, Jan 2012 to Sept. 2013, Director of Financial Reporting, Senior Fund Controller, Behringer Harvard Holdings, LLC (financial services holding company), Jan. 2011 to Dec. 2011; Director of Financial Reporting, Jan. 2010 to Dec. 2010; SEC Reporting Manager, Jan. 2005 to Dec. 2010. Other Directorships: N/A	N/A
Harris Cohen (1981) Assistant Treasurer since 2011 Manager of Fund Administration, Gemini Fund Services, LLC, Nov. 2004 to present. Other Directorships: N/A	N/A
Stanton P. Eigenbrodt (1965)
Secretary since July 2015
Executive Vice President and General Counsel of Behringer Harvard Holdings, LLC (financial services holding company) a position held since 2006. Other Directorships: N/A	N/A
Emile R. Molineaux (1962)
Chief Compliance Officer and Anti-Money Laundering Officer Since August 2011 Northern Lights Compliance Services, LLC (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC (2003-2011). Other Directorships: N/A	N/A

*	The term of office for each Trustee listed above will continue indefinitely and officers listed above serve subject to annual reappointment.

**	The term “Fund Complex” refers to the Vertical Capital Income Fund.

***	Mr. Chapman is an interested Trustee because he is also an officer of the Fund’s investment adviser.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll free at 1-866-277-VCIF.

PRIVACY NOTICE

Rev. May 2012

FACTS	WHAT DOES VERTICAL CAPITAL INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Vertical Capital Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Vertical Capital Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-277-VCIF

Rev. May 2012

Who we are
Who is providing this notice?	Vertical Capital Income Fund
What we do
How does Vertical Capital Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Vertical Capital Income Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Vertical Capital Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Vertical Capital Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Vertical Capital Income Fund doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-277-VCIF by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-277-VCIF.

Investment Adviser
Behringer Advisors, LLC
15601 Dallas Parkway, Suite 600
Addison, Texas 75001

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees
	Registrant	Advisor
FYE 09/30/15	$135,193	N/A
FYE 09/30/14	$25,000	N/A

(b)	Audit-Related Fees
	Registrant	Advisor
FYE 09/30/15	$0	N/A
FYE 09/30/14	$0	N/A

(c)	Tax Fees
	Registrant	Advisor
FYE 09/30/15	$0	N/A
FYE 09/30/14	$3,000	N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	Registrant	Advisor
FYE 09/30/15	$0	N/A
FYE 09/30/14	$0	N/A

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Advisor

Audit-Related Fees:	N/A	N/A
Tax Fees:	N/A	N/A
All Other Fees:	N/A	N/A

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Advisor
FYE 09/30/2015	$0	N/A
FYE 09/30/2014	$3,000	N/A

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Adviser Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Vertical Capital Asset Management, LLC (hereinafter, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1. Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, we recognize the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients. However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that we would be in a position to cast a vote or called upon to vote a proxy.

In the event that we do receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, we will process and vote all shareholder proxies and other actions in a timely manner insofar as we can determine based on the facts available at the time of its action, in the best interests of the affected advisory client(s). Although we expect that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, we may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Investment Department for review and voting decision;

3) Vote or consent entered according to our best judgment under the facts and circumstances presented. Such decision shall be made and documented;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

We may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that we may approve, provided that such service provider votes each proxy based on decisions made by us.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-277-VCIF. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of September 30, 2015, Mr. Chapman, Chairman of the Board and Executive Vice President of the Adviser, and Mr. David Aisner, Executive Vice President of the Adviser, are the Fund's co-portfolio managers. Each share primary responsibility for management of the Fund's investment portfolio and have served the Fund in this capacity since July 6, 2015. Mr. Chapman and Mr. Chase are not compensated through their share of the profits, if any, of the Adviser. Because the portfolio managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As September 30, 2015, Mr. Chapman and Mr. Aisner owned no shares of the Fund.

As of September 30, 2015, Mr. Chapman was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of September 30, 2015, Mr. Aisner was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Vertical Capital Income Fund

By (Signature and Title)

* /s/ Michael D. Cohen

Michael D. Cohen, President

Date 12/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Michael D. Cohen

Michael D. Cohen, President

Date 12/8/15

By (Signature and Title)

* /s/ S. Jason Hall

S. Jason Hall Treasurer

Date 12/8/15

* Print the name and title of each signing officer under his or her signature.